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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                               Celsion Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

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(4) Date Filed:

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

                               CELSION CORPORATION


                            10220-L OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-2364

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD TUESDAY, MAY 25, 2004

                    ----------------------------------------

To Our Stockholders:

         Notice is hereby given that the annual meeting (together with any adjournments, postponements or reschedulings thereof, the "Annual Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at ten o'clock AM local time on Tuesday, May 25, 2004, at the Sheraton Hotel, Columbia Maryland, located at 10207 Wincopin Circle, Columbia, Maryland 21044, for the following purposes:

         (1) To elect three Class III Directors, each to serve for a three-year term;
         (2) To amend the Certificate of Incorporation of the Company to increase the total number of authorized shares of the Company's common stock, $0.01 par value per share, by fifty million (50,000,000) shares, from two hundred million (200,000,000) to two hundred fifty million (250,000,000) shares;
         (3) To consider and act to approve the Celsion Corporation 2004 Stock Incentive Plan;
         (4) To ratify the selection of Stegman & Company as the Company's independent public accountants for the fiscal year ending December 31, 2004; and
         (5) To consider and act upon any other matters that may properly come before the Annual Meeting.

         The close of business on Monday, April 12, 2004 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on April 12, 2004 are entitled to notice of, and to vote at, the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend in person, please vote your shares. You may do so either by completing, signing, dating and returning the enclosed Proxy Card or by voting by telephone or over the Internet by following the instructions included on your Proxy Card. Voting your shares will ensure your representation, and help to ensure the presence of a quorum, at the Annual Meeting. Your proxy is revocable, as set forth in the accompanying Proxy Statement. Therefore, you may attend the Annual Meeting and vote your shares in person even if you send in your Proxy Card or vote by telephone or over the Internet in advance of the Annual Meeting.

                                     By Order of the Board of Directors

                                     /s/ John Mon
                                     -------------
                                     John Mon
                                     Secretary

April 16, 2004
Columbia, Maryland



         WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES. YOU MAY DO SO EITHER BY COMPLETING, SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE OR BY VOTING BY TELEPHONE OR OVER THE INTERNET PURSUANT TO THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                               CELSION CORPORATION


                                 PROXY STATEMENT

         ==============================================================

                                TABLE OF CONTENTS

         ==============================================================

                                                                           PAGE
                                                                           ----
SOLICITATION OF PROXY, REVOCABILITY AND VOTING...............................2
     GENERAL.................................................................2
     PROXIES.................................................................2
     REVOCABILITY OF PROXIES.................................................2
     SOLICITATION............................................................2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............3
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED...................................................................4
PROPOSAL NO. 1:  ELECTION OF DIRECTORS.......................................4
     GENERAL.................................................................4
     VOTE REQUIRED AND RECOMMENDATION........................................4
     DIRECTORS AND EXECUTIVE OFFICERS........................................5
     DIRECTORS' COMPENSATION.................................................6
     COMMITTEES OF THE BOARD OF DIRECTORS....................................6
     MEETINGS OF THE BOARD AND ITS COMMITTEES................................6
     DIRECTOR NOMINATION PROCESS.............................................6
     QUALIFICATIONS OF DIRECTORS.............................................7
     STOCKHOLDER COMMUNICATIONS..............................................8
     REPORT OF THE AUDIT COMMITTEE...........................................8
     EXECUTIVE COMPENSATION..................................................9
     OPTION GRANTS IN FISCAL YEAR 2003.......................................9
     AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES
     IN FISCAL YEAR 2003....................................................10
     EXECUTIVE EMPLOYMENT AGREEMENTS........................................10
     SEVERANCE AGREEMENT....................................................11
     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION.........12
     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION............12
     CERTAIN TRANSACTIONS...................................................12
     PERFORMANCE GRAPHS.....................................................13
PROPOSAL NO. 2:  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.................14
     BACKGROUND.............................................................14
     PURPOSE AND GENERAL EFFECT OF THE AMENDMENT............................15
     POTENTIAL ANTI-TAKEOVER EFFECT.........................................16
     NO APPRAISAL RIGHTS....................................................16
     INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS...........................16
     VOTE REQUIRED AND RECOMMENDATION.......................................16
PROPOSAL NO. 3: APPROVAL OF THE CELSION CORPORATION 2004 STOCK
INCENTIVE PLAN..............................................................17
     BACKGROUND.............................................................17
     REASONS FOR THE 2004 PLAN..............................................17
     Dilutive Effects of THE 2004 PLAN......................................17
     SUMMARY DESCRIPTION OF THE 2004 PLAN...................................17
     New Plan Benefits......................................................21
     FEDERAL INCOME TAX ASPECTS OF THE 2004 PLAN............................21
     EXISTING EQUITY COMPENSATION PLAN INFORMATION..........................23
     VOTE REQUIRED AND RECOMMENDATION.......................................24
PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS..............24
     BACKGROUND.............................................................24
     FEES  .................................................................24
     SERVICES BY EMPLOYEES OF STEGMAN & COMPANY.............................25
     AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES.....25
     Audit Committee Determination AS TO INDEPENDENCE.......................25
     RECOMMENDATION.........................................................25
HOUSEHOLDING OF ANNUAL MEETING MATERIALS....................................25
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING...........................25
OTHER BUSINESS..............................................................26
COMPANY REPORTS.............................................................26

                               CELSION CORPORATION
            =======================================================
                                 PROXY STATEMENT
            =======================================================
                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

         The Board of Directors of Celsion Corporation (which is sometimes referred to in this Proxy Statement as the "Company", "Celsion", "we" or "us") is furnishing this Proxy Statement in connection with the solicitation, by the Board of Directors, of proxies to be used at the Annual Meeting of Stockholders (together with any adjournments, postponements or reschedulings thereof, the "Annual Meeting") to be held at ten o'clock AM local time on Tuesday, May 25, 2004, at the Sheraton Hotel, Columbia Maryland, located at 10207 Wincopin Circle, Columbia, Maryland 21044, for the purposes set forth in the accompanying Notice of the Annual Meeting.

         Only stockholders of record at the close of business on the Record Date, Monday, April 12, 2004, are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 159,713,033 shares of our common stock, par value $0.01 per share, ("Common Stock") issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to the stockholders at the Annual Meeting. If you were a stockholder as of the Record Date, you are entitled to vote at the Annual Meeting, and we encourage you to attend and vote in person. HOWEVER, WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU VOTE BY TELEPHONE OR OVER THE INTERNET OR COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A pre-addressed and postage-paid return envelope is enclosed for your convenience, should you elect to vote by mail.

         Our principal executive offices are located at 10220-L Old Columbia Road, Columbia, Maryland 21046-2364, and our telephone numbers are (410) 290-5390 and (800) 262-0394 (toll free). We are first sending this Proxy Statement and accompanying Proxy Card and Annual Report on Securities and Exchange Commission ("SEC") Form 10-K for the fiscal year ended September 30, 2003 (our "2003 Annual Report on Form 10-K") to our stockholders on or about April 22, 2004.

         Election of directors at the Annual Meeting will be by plurality vote. This means that the three director nominees receiving the greatest number of votes cast, in person or by proxy, by the holders of Common Stock in the election of directors will be elected. Stockholders may not cumulate their votes in electing directors. The proposal to increase the number of shares of Common Stock authorized under our Certificate of Incorporation, as amended (the "Certificate of Incorporation"), requires the favorable vote of a majority of our outstanding shares. The proposal to approve the Celsion Corporation 2004 Stock Incentive Plan (the "2004 Plan") requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Ratification of the selection of Stegman & Company to serve as our independent public accountants for the current fiscal year requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Annual Meeting. The presence, in person or by proxy, of a majority of all shares of Common Stock outstanding on the Record Date and entitled to vote will constitute a quorum for all purposes. In the event that the number of shares represented at the Annual Meeting is less than a quorum, the persons named in the accompanying Proxy Card intend to vote "FOR" an adjournment of the Annual Meeting.

         Stockholder votes will be tabulated by Automated Data Processing, Inc. Shares represented at the Annual Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares which a broker or nominee has indicated it does not have discretionary authority to vote) on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes, if any, therefore will have the same effect as "no" votes on the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock and on the ratification of Stegman & Company as our independent public accountants, but will have no effect on the election of directors or the proposal to approve the 2004 Plan.

PROXIES

         If you vote by telephone or over the Internet no later than 11:59 PM on May 24, 2004 (the day before the Annual Meeting) or return the enclosed Proxy Card is properly dated, signed and returned so that we receive it prior to the time of the Annual Meeting, with choices specified, so long as the proxy granted is not revoked, your shares will be voted at the Annual Meeting in accordance with the choices indicated. If no choice is specified as to a matter, but the voting instructions otherwise are fully followed or the Proxy Card otherwise is properly executed, dated and returned, your shares will be voted in accordance with the recommendations of the Board of Directors.

REVOCABILITY OF PROXIES

         Any stockholder giving a proxy prior to the Annual Meeting may revoke it either by attending the Annual Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Annual Meeting, a letter or other suitable instrument of revocation, a later dated telephonic or Internet voting instruction or a later dated Proxy Card, duly executed by the stockholder. If you intend to revoke your proxy but do not intend to attend the Annual Meeting and vote your shares in person, you should effect your revocation in the same manner as you submitted your proxy immediately. That is, if you originally voted by telephone, you should revoke by telephone, if you originally voted over the Internet you should revoke over the Internet and if you voted by mail you should revoke by mail.

SOLICITATION

         We will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy Card and the Company's 2003 Annual Report on Form 10-K, as well as any additional materials that we may furnish to stockholders in connection with the Annual Meeting. Copies of our solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by our officers, directors and employees, who will receive no additional compensation therefor. In addition, we have engaged D.F. King & Co., Inc., a professional proxy solicitation firm, to solicit proxies and distribute materials to certain stockholders, brokerage houses, banks, custodians and other nominee holders at a cost which is not expected to exceed $7,500. This cost also will be borne by the Company.

         PLEASE VOTE BY TELEPHONE OR OVER THE INTERNET, OR COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE, AS PROMPTLY AS POSSIBLE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of Celsion Common Stock as of April 12, 2004 by:

         o each person or group known by us to own beneficially more than 5% of the outstanding Common Stock;

         o each of our directors and director nominees, as well as each executive officer named in the Summary Compensation Table appearing under the heading "Proposal No. 1: Election of Directors--Executive Compensation"; and

         o   our directors and executive officers, as a group.

         We determine beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. Shares of Common Stock subject to options that are currently exercisable or that become exercisable within 60 days of April 12, 2004 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

                                        NUMBER OF SHARES    PERCENT OF COMMON
NAME AND ADDRESS OF BENEFICIAL OWNER*  BENEFICIALLY OWNED  SHARES OUTSTANDING(1)
-------------------------------------  ------------------  ---------------------
Augustine Y. Cheung(02)                      6,287,176            3.89
John Mon(3)                                  1,508,288            **
Max E. Link(4)                                 771,411            **
Claude Tihon(5)                                289,346            **
Kris Venkat(6)                                 729,308            **
Anthony P. Deasey(7)                         1,801,667            1.12
Gary W. Pace(8)                                 68,349            **
Daniel S. Reale(9)                             149,766            **
Boston Scientific Corporation               12,732,572            7.97
One Boston Scientific Place
Natick, MA 01760-1537
Directors, Executive Officers as a
  group  (8 persons)(10)                    11,605,311            7.20
-----------
*     Except as otherwise indicated, the address of each of the persons named is c/o Celsion Corporation, 10220-L Old Columbia Road, Columbia, MD 21046-2364 .
**    Less than 1%.
(1)   Based on 159,713,033 shares of Common Stock outstanding as of April 12,
      2004.
(2) Excludes shares of Common Stock owned through the Augustine Y. Cheung and Fee-Wah Cheung 2001 Family Trust and the Augustine Y. Cheung and Fee-Wah Cheung 2003 Family Trust, as to which Dr. and Mrs. Cheung have no voting or dispositive power and, therefore, do not have beneficial ownership. Includes 1,750,000 shares of Common Stock underlying currently exercisable options
(3) Includes 1,160,000 shares of Common Stock underlying currently exercisable options. Mr. Mon resigned as a director effective March 2, 2004 and no longer is deemed to be an executive officer.
(4) Includes 250,000 shares of Common Stock underlying currently exercisable options.
(5) Includes 161,000 shares of Common Stock underlying currently exercisable options.
(6) Includes 650,000 shares of Common Stock underlying currently exercisable options.
(7) Includes 1,650,000 shares of Common Stock underlying currently exercisable options.
(8) Includes 50,000 shares of Common Stock underlying currently exercisable options.
(9) Includes 149,766 shares of Common Stock underlying currently exercisable options. Mr. Reale resigned from the Company effective February 23, 2004.
(10) Includes Daniel S. Reale and John Mon and the shares beneficially held thereby. Mr. Reale resigned as an Executive Vice President and President of the Company's Oncology Division effective February 23,
      2004. Mr. Mon resigned as a director effective March 2, 2004.

                          COMPLIANCE WITH SECTION 16(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports with the SEC regarding ownership and changes in ownership of such equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to us copies of all reports that they file pursuant to Section 16(a). Based solely on our review of the copies of such forms furnished between October 1, 2002 and December 31, 2003, and on our discussions with directors and executive officers, we believe that, during the fiscal year ended September 30, 2003, and the three months ended December 31, 2003, all applicable Section 16(a) filing requirements were met.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

GENERAL

         Our Certificate of Incorporation provides that the number of directors that constitutes the whole Board of Directors is to be fixed by, or in the manner provided in, our Bylaws. The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III. Our Bylaws provide that the Board of Directors is to consist of between three and nine directors, with the exact number to be fixed by action of the Board. The Board has fixed the current number of directors at five.

         The terms of the Class III Directors--Drs. Augustine Y. Cheung, Max E. Link and Kris Venkat--will expire with the election and qualification of successor directors at the Annual Meeting, and each has been nominated to stand for re-election to a three-year term. The terms of the Class I Director--Dr. Claude Tihon--will expire with the election and qualification of directors at the annual meeting of stockholders in 2005. The term of the Class II Director--Dr. Gary W. Pace--will expire with the election and qualification of directors at the annual meetings of stockholders in 2006.

          At each annual meeting of stockholders, the directors elected to succeed those whose terms are expiring succeed to the same class as the directors they replace and such new directors are elected for a term to expire at the third annual meeting of stockholders after their election and when their respective successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors would hold office for the remaining term of the class to which he or she is elected, and a director who is elected to fill a vacancy arising in any other manner would hold office for the remaining term of his or her predecessor.

         The Board of Directors has nominated Drs. Augustine Y. Cheung, Max E. Link and Kris Venkat to stand for re-election to the Board of Directors as the Class III Directors, each with a term expiring at the 2007 annual meeting of stockholders and with the election and qualification of their respective successors. The proxies named in the Proxy Card provided with this Proxy Statement intend to vote "FOR" the election of Drs. Cheung, Link and Venkat unless otherwise instructed. If you do not wish your shares to be voted for Dr. Cheung, Dr. Link or Dr. Venkat, you must identify the exception or exceptions by striking through the name of each nominee for whom you do not wish to vote in the appropriate place on the Proxy Card, in which event your shares will not be voted for the nominee or nominees so stricken. In the event that any of the nominees becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of directors.

         Under rules recently adopted by The American Stock Exchange (the "AMEX"), a majority of our directors must be independent. The Board of Directors, through its Nominating Committee, has been seeking, and continues to seek, two additional independent directors. At such time, if any, as the Nominating Committee and the Board identify additional qualified directors, we expect to increase the size of the Board and add one such new director to each of Class I and Class II. In the event that we are not successful in identifying additional, qualified directors, the Board would consider reclassifying one of the Class III Directors as a Class I or a Class II Director, in order to equalize, to the extent possible, the number of directors constituting each class.

VOTE REQUIRED AND RECOMMENDATION

         The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, so long as a quorum is present. As a result, assuming the presence of a quorum, broker non-votes and abstentions will not affect the election of directors.

================================================================================

   THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE NOMINEES FOR DIRECTOR AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

================================================================================

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is certain information regarding the Company's current directors and the nominees (who are also currently serving as directors), as well as the Company's non-director executive officer.

NAME                    AGE                        POSITION(S)
----                    ---        ---------------------------------------------
Max E. Link              63         Chairman
Augustine Y.             57         President, Chief Executive Officer, Chief
Cheung                              Scientific Officer and Director
Claude Tihon             59         Director
Kris Venkat              56         Director
Gary W. Pace             56         Director
Anthony P. Deasey        54         Executive Vice President--Finance and
                                    Administration and Chief Operating and
                                    Financial Officer

         Following is the biographical summary for the nominees proposed for election as Class III Directors of the Company at the Annual Meeting and for each of the continuing Class I and Class II Directors.

         CLASS III DIRECTOR NOMINEES (TERMS EXPIRE IN 2007)

         DR. AUGUSTINE Y. CHEUNG. Dr. Cheung has been President and Chief Executive Officer of the Company since October 2001 and has served as a director and Chief Scientific Officer since 1982. Dr. Cheung also served as Chairman of the Company's Board of Directors from 1984 to 2001. Dr. Cheung was the founder of the Company and previously served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung also was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and, from 1975 to 1981, he was a Research Associate Professor and Assistant Professor at the Institute for Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and a Masters degree from the University of Maryland.

         DR. MAX E. LINK. Dr. Link has served as a director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that subsequently was acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of their Board of Directors in 1992. From 2001 to 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse Ltd. Dr. Link currently serves on the Boards of Directors of Human Genome Sciences, Inc. (Nasdaq-NM:HGSI), Alexion Pharmaceuticals, Inc. (Nasdaq-NM:ALXN), Cell Therapeutics, Inc. (Nasdaq-NM:CTIC), Access Pharmaceuticals, Inc. (AMEX:AKC), Protein Design Labs, Inc. (Nasdaq-NM:PDLI), Discovery Laboratories, Inc. (Nasdaq-SCM:DSCO), Columbia Laboratories, Inc. (AMEX:COB) and Cytrx Corporation (Nasdaq-SCM:CYTR). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

         DR. KRIS VENKAT. Dr. Venkat has been a director of Celsion since May 2001. Since 2000, he has been Chief Executive Officer and Chairman of the Board of Sundari Enterprises, Inc. He has also been Chairman of the Board of Provid Pharmaceuticals, Inc. (since 2001), Morphochem, Inc. (since 2000), Automated Cell, Inc. (since 2000), Than Technologies, Inc. (since 2003) and Indus Biotech Private Limited (since 2002), as well as two companies based in Germany, Accentua Pharma AG (since 2001) and Juelich Enzyme Products, GmbH (since 1996). Dr. Venkat is a director of Sequenom Inc. (Nasdaq-NM:SQNM), Genomics USA, Inc., and Strand Genomics Private Limited, and Vice Chairman of Transvivo, Inc. Dr. Venkat is also a Senior Investment Adviser to TVM Techno Venture Management, Germany. From 1992 to 2000, he served as Chairman of the Board and Chief Executive Officer of Phyton, Inc. and, from 1993 to 2000, as Chairman of the Board and Managing Director of its wholly owned German subsidiary, Phyton, GmbH. From 1990 to 1991, Dr. Venkat was President and Chief Executive Officer of Genmap, Inc. Dr. Venkat is a Visiting Professor of Chemical and Biochemical Engineering at Rutgers University. He has held visiting faculty positions at Yale University, Dartmouth College, Anna University in India and University College, Galway in Ireland. From 1986 to 1998, Dr. Venkat served as an advisor to the government of India on biotechnology development. Dr. Venkat holds a Ph.D. and a Masters degree in Chemical and Biochemical Engineering from Rutgers University and an undergraduate degree in Chemical Engineering from the Indian Institute of Technology (IIT).

         CLASS II DIRECTOR (TERM EXPIRES IN 2006)

         DR. GARY W. PACE. Dr. Pace has served as a director of the Company since 2002. He is currently Chairman and Chief Executive Officer of QrxPharma Pty Ltd., a development stage biopharmaceutical company, and a Visiting Scientist at the Massachusetts Institute of Technology (MIT). He also serves as a director of ResMed (NYSE:RMD), Transition Therapeutics Inc. (CDNX:TTH), Protiveris Inc., and CTour A/S. From 1995 to 2001, Dr. Pace was President and Chief Executive Officer of RTP Pharma and from 2000 to 2002 Dr. Pace was Chairman and Chief Executive Officer of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.Sc. with honors from the University of New South Wales and a Ph.D. from MIT.

         CLASS I DIRECTOR (TERM EXPIRES IN 2005)

         DR. CLAUDE TIHON. Dr. Tihon has served as a director of the Company since 1999. Since 1995, he has been President and Chief Executive Officer of ContiCare Medical, Inc., a medical device company engaged in developing urological products to manage women's stress incontinence and men's prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer Inc., culminating in his appointment as Vice President of Research and Technology Assessment and Manager of the Endourology Strategic Business Unit of American Medical Systems, Inc., a Pfizer Inc. subsidiary. From 1983 to 1987, Dr. Tihon served as director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol-Myers Squibb Company. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

         EXECUTIVE OFFICERS

         Following is the biographical summary for each of the Company's current executive officers. Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

         DR. AUGUSTINE Y. CHEUNG. Dr. Chueng's biographical information appears immediately above under the heading "Class III Director Nominees (Terms Expire in 2007)".

         ANTHONY P. DEASEY. Mr. Deasey is currently Executive Vice President--Finance and Administration and Chief Operating and Financial Officer of the Company. Mr. Deasey joined the Company as Senior Vice President--Finance and Chief Financial Officer in 2000, and became Executive Vice President--Finance and Administration in 2002 and Chief Operating Officer in March 2004. Prior to joining Celsion, he was Senior Vice President--Finance and Chief Financial Officer of World Kitchen (formerly Corning Consumer Products) from 1998 to 2000. He also served as Senior Vice President--Chief Financial Officer of Rollerblade Inc. from 1996 to 1998 and previously held the positions of Vice President and Chief Financial Officer with Church & Dwight Co. (NYSE:CHD). Mr. Deasey is a Chartered Accountant who gained his early experience in the international operations of Chesebrough Ponds and Price Waterhouse.

DIRECTORS' COMPENSATION

         For the fiscal year ended September 30, 2003, each of the members of the Board of Directors who was not also an officer of the Company received compensation in the form of shares of our Common Stock with a value equal to $20,000 for his service as a director. Dr. Max Link received additional compensation in the form of shares of Common Stock with a value equal to $25,000 for his service as the Chairman of the Board of Directors. The shares were valued at $1.09 per share, which was the closing price of the Common Stock on September 30, 2003. In conjunction with the change in the Company's fiscal year ended from September 30 to December 31, commencing October 1, 2003, each director who is not also an officer of the Company will receive annual cash compensation in the amount of $25,000 payable quarterly and will receive an additional $1,000 for attendance at each meeting of a committee of the Board that is not held in conjunction with a Board meeting. The Board has reserved a determination on any additional equity compensation for the current fiscal year. In addition, non-employee directors are reimbursed for their out-of-pocket costs of attending meetings of the Board and of Board committees.

         During fiscal year ended September 30, 2003, the Company granted to Dr. Gary Pace an option to purchase 50,000 shares of the Company's common stock at $0.43 per share, which vested on December 27, 2002 when Dr. Pace became a member of the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors presently maintains separately designated Audit, Compensation and Nominating Committees. The Audit Committee's principal responsibilities are to select annually a firm of independent auditors to conduct the annual audit of the Company's financial statements, to assess the independence of the Company's independent auditors and to meet with the independent auditors from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. Drs. Link, Pace, and Tihon currently serve on the Audit Committee.

         The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company's incentive plans. Drs. Link, Pace and Tihon currently comprise the Compensation Committee. The Nominating Committee is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise, identifying and recruiting nominees for election of directors, reconsideration of incumbent directors in connection with nominations for the election of directors and ensuring that the Board is properly constituted to meet its corporate governance obligations. Drs. Link, Pace and Tihon are the current members of the Nominating Committee.

         Each of Dr. Link, Dr. Pace and Dr. Tihon is deemed independent under applicable AMEX rules. A current copy of the charter of the Nominating Committee can be found on our website located at www.celsion.com.

MEETINGS OF THE BOARD AND ITS COMMITTEES

         During the fiscal year ended September 30, 2003, there were a total of seven meetings of the Board of Directors. During the fiscal year ended September 30, 2003, the Audit Committee met four times, the Compensation Committee met once, and the Nominating Committee, which was constituted after the end of the fiscal year ended September 30, 2003, did not meet. All directors attended at least 75% of the meetings of the Board and of all committees of which they were members.

         In November 2003, the Board of Directors changed the Company's fiscal year end from September 30 to December 31. During the year ended December 31, 2003, full Board of Directors met a total of ten times, the Audit Committee met four times, the Compensation Committee met once, and the Nominating Committee did not meet. All directors attended at least 75% of the meetings of the Board and of all committees of which they were members.

DIRECTOR NOMINATION PROCESS

         Our director nomination process for new Board members is as follows:

              o The Chairman of the Board or another Board member identifies a need to add a new member to the Board to provide particular expertise, experience or any of the other qualifications set forth below or to fill a vacancy on the Board created by a proposed expansion of the Board or the resignation, removal or death of an incumbent director and so informs the Nominating Committee.

              o The Nominating Committee initiates a search by working with management, seeking input from Board members and senior management and hiring a search firm, if necessary.

              o The Nominating Committee will also consider stockholders' suggestions for nominees for directorships (other than self-nominations). Suggestions should be submitted to the Company in writing, as follows:

                                 Corporate Secretary
                                 Celsion Corporation
                                 10220-L Old Columbia Road
                                 Columbia, Maryland 21046- 2364.

                  Suggestions received by the Secretary before December 31, 2004 will be considered by the Nominating Committee for nomination and election at the 2005 annual meeting of stockholders.

                  A stockholder's notice to the Secretary must set forth:

                     (a)  as to each stockholder-proposed nominee:

                          (i) the name, age, business address and residence address of the nominee;

                          (ii) the principal occupation or employment of the nominee;

                          (iii) an undertaking to provide a completed director's
                                and officer's questionnaire in the form required by Celsion within two weeks of the submission;

                          (iv)  a statement as to the nominee's citizenship; and

                          (v) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

                     (b)  as to the stockholder giving the notice:

                          (i)   the name and record address of the stockholder;
                                and

                          (ii) the number of shares of Common Stock that the stockholder beneficially owns.

                  Celsion or the Nominating Committee may require a stockholder who proposes a nominee to furnish such other information as may reasonably be required by Celsion to determine the eligibility or suitability of the proposed nominee to serve as director of the Company.

              o The Nominating Committee then determines the eligibility and suitability of any nominated candidate based on the criteria described below.

              o The Chairman of the Board and at least one member of the Nominating Committee interview prospective candidate(s) who satisfy the qualifications described below.

              o The Nominating Committee offers other Board members the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).

              o The Nominating Committee seeks full Board endorsement of the final candidate(s).

              o The final candidate(s) are nominated by the Board for submission to a stockholder vote or elected to fill a vacancy.


QUALIFICATIONS OF DIRECTORS

         When identifying director nominees, the Nominating Committee considers the following:

              o The person's reputation, integrity and independence under AMEX and SEC rules and regulations;

              o The person's skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board and the current state of the Company and the biotechnical/biopharmaceutical industry generally at the time of determination;

              o The number of other public companies for which the person serves as a director and as a member of an audit committee and the availability of the person's time and his or her commitment to the Company; and

              o   Diversity.

         In the case of incumbent directors being considered for re-nomination, the Nominating Committee will also take into account the director's history of attendance at Board and committee meetings, the director's preparation for and participation in such meetings and the director's tenure as a member of the Board.

         The Board believes it is important for one or more members of the Board to be an "audit committee financial expert," as determined in accordance with
Item 401(h) under Regulation S-K promulgated by the SEC, and for one or more directors to have a depth of experience in the biotechnical/biopharmaceutical industry. The Board of Directors has determined that it has an "audit committee financial expert" serving on its Audit Committee as defined by Item 401(h) of Regulation S-K. Our audit committee financial expert is Dr. Max E. Link. Dr. Link is deemed to be "independent" under applicable AMEX rules. The Board of Directors believes that each of its members has significant, relevant experience in the biotechnical/biopharmaceutical industry.

STOCKHOLDER COMMUNICATIONS

         The Board has adopted a policy that any communications by stockholders intended for the Board should be sent to the Board's attention at the Company's address set forth on the first page hereof. If management deems it appropriate, it will forward any such communication to the Board (or applicable Board member or Board committee) or disclose it to the Board (or Board member or committee).

         The Board has also adopted a policy that strongly encourages all directors, to the extent reasonable and practicable, to attend the Company's annual stockholders' meetings in person. All of the current Board members were present at last year's annual stockholders' meeting.

REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this Report by reference therein.

         The Audit Committee operates under a written charter adopted by the Board on June 1, 2000 and amended and restated effective December 26, 2003. A copy of the Amended and Restated Audit Committee Charter is included as Appendix A to this Proxy Statement. Additional copies of the Charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the AMEX. In addition, the Board made the affirmative determination that none of the independent directors has a material relationship with the Company and that the Audit Committee members meet the additional independence requirements set forth in Rule 10A-3 under the Exchange Act.

         The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's 2003 Annual Report on Form 10-K with the Company's management and independent auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

         The Audit Committee met privately with the independent auditor and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services by the auditor was compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's 2003 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

                                             Members of the Audit Committee

                                             Max E.  Link
                                             Claude Tihon
                                             Gary W.  Pace

EXECUTIVE COMPENSATION

         SUMMARY

         The following table sets forth the aggregate cash compensation paid, during each year in the three-year period ended December 31, 2003, to the Company's Chief Executive Officer and to each of its other executive officers whose annual salary and bonus for the year ended December 31, 2003 exceeded $100,000 (the "Named Executive Officers"). In November 2003, the Company changed its fiscal year end from September 30 to December 31. The information presented below reflects calendar year ends.

                                                 SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION               LONG-TERM COMPENSATION AWARDS
                                            ----------------------------------------  -------------------------------------
                                                                                                               SECURITIES
                                                                        OTHER ANNUAL   RESTRICTED STOCK        UNDERLYING
     NAME AND PRINCIPAL                      SALARY          BONUS      COMPENSATION        AWARDS              OPTIONS
        POSITION(S)              YEAR          ($)            ($)            ($)             ($)                   (#)
-----------------------       ---------     ---------      ---------    ------------  ------------------      -------------
Augustine Y. Cheung              2003       $ 283,136      $  50,000     $   5,400             --                      --
President and Chief              2002       $ 269,239      $  31,328     $   5,400             --               1,350,000 (3)
Executive Officer                2001       $ 250,546             --     $   5,400             --                      --



Anthony P.  Deasey               2003       $ 226,359      $  50,000     $   5,400             --                      --
Executive Vice President--       2002       $ 215,875             --     $   5,400             --               1,270,000 (4)
Finance and Administration       2001       $ 202,900             --            --             --               1,280,000 (5)
 and Chief Operating and
 Financial Officer

John Mon                         2003       $ 141,859             --            --             --                      --
Vice President--New              2002       $ 133,809      $  50,122            --             --                 560,000 (6)
Business Development and         2001       $ 121,400             --            --             --                 150,000 (7)
Secretary(1)

Daniel S. Reale                  2003       $ 272,568      $  90,307     $   5,400             --                      --
Executive Vice President         2002       $ 260,615             --     $   5,400             --               1,120,000 (8)
and President--Oncology          2001       $ 215,256             --     $   3,842             --                 900,000 (9)
Division(2)

-----------
(1) Mr. Mon resigned as a director effective March 2, 2004 and is no longer deemed to be an executive officer.
(2) Mr. Reale joined the Company in April 2001 and resigned effective February 23, 2004.
(3) Consists of new grants to purchase 500,000 shares and grants to purchase 850,000 shares issued in replacement of cancelled grants to purchase 1,000,000 shares.
(4) Consists of new grants to purchase 350,000 shares and grants to purchase 800,000 shares issued in replacement of cancelled grants to purchase 900,000 shares and new grants in December 2002 to purchase 120,000 shares.
(5) 900,000 of these options were cancelled and partially replaced with new options in May 2002.
(6) Consists of new grants to purchase 100,000 shares and grants to purchase 400,000 shares issued in replacement of cancelled grants to purchase 450,000 shares and new grants in December 2002 to purchase 60,000 shares.
(7) These options were cancelled and partially replaced with new options in May 2002.
(8) Consists of new grants to purchase 200,000 shares, grants to purchase 800,000 shares issued in replacement of cancelled grants to purchase 900,000 shares and new grants in December 2002 to purchase 120,000 shares.
(9) These options were cancelled and partially replaced with new options in May 2002.

         OPTION GRANTS IN FISCAL YEAR 2003

         In 2003, the Board of Directors changed the Company's fiscal year end from September 30 to December 31. The Company did not grant any stock options or stock appreciation rights to any of the Named Executive Officers during the year ended December 31, 2003.

         The following table sets forth information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended September 30, 2003. The Company did not grant any stock appreciation rights during that fiscal year.



                                          INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                              NUMBER OF     PERCENT OF TOTAL                                       ASSUMED ANNUAL RATES OF
                              SECURITIES      OPTIONS/SARS                                       STOCK  PRICE APPRECIATION FOR
                              UNDERLYING       GRANTED TO       EXERCISE                                 OPTION TERM
                               OPTIONS        EMPLOYEES IN       PRICE                          -------------------------------
         NAME                  GRANTED        FISCAL YEAR      ($/SHARE)       EXIRATION DATE      5%($)               10%($)
-----------------------      -----------    ----------------   ---------      -----------------  ---------           ----------
Augustine Y. Cheung                --            --               --                        --          --                 --
Anthony P.  Deasey            120,000(1)         13%           $   0.40       December 6, 2012    $ 30,187           $ 76,500
Daniel S. Reale               120,000(1)         13%           $   0.40       December 6, 2012    $ 30,187           $ 76,500
John Mon                       60,000(1)          7%           $   0.40       December 6, 2012    $ 15,093           $ 38,250

----------
(1)  All of the options listed in the table above are exercisable.

   AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2003

         In 2003, the Board of Directors changed the Company's fiscal year end from September 30 to December 31. The following tables summarize, for each of the Named Executive Officers, the number of stock options held at September 30, 2003 and December 31, 2003, and the aggregate dollar value of in-the-money unexercised options held as of each of those dates. The value of unexercised, in-the-money options at September 30, 2003 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on September 30, 2003, which was $1.09 per share, based on the closing price of the Company's Common Stock on that date. The value of unexercised, in-the-money options at December 31, 2003 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on December 31, 2003, which was $1.31 per share, based on the closing price of the Company's Common Stock on that date. The options described had not been exercised as of September 30, 2003 or December 31, 2003, and may not be exercised in the near future or at all, and actual gains, if any, on exercise would depend on the value of the Common Stock on the actual date of exercise.

                                                SEPTEMBER 30, 2003
                                                                                        VALUE OF UNEXERCISED
                        SHARES                NUMBER OF UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                       ACQUIRED      VALUE        AT SEPTEMBER 30, 2003                  SEPTEMBER 30, 2003
                          ON        REALIZED  -----------------------------       --------------------------------
       NAME            EXERCISE       ($)      EXERCISABLE    UNEXERCISABLE         EXERCISABLE     UNEXERCISABLE
-------------------- ------------- ---------  -------------- --------------       ---------------  ---------------
Augustine Y. Cheung       --          --       1,083,334         666,666           $ 639,000           $ 252,000
Anthony P. Deasey         --          --       1,093,334         556,666           $ 501,500           $ 210,000
John Mon                  --          --         933,334         226,666           $ 626,400           $  82,200
Daniel S. Reale           --          --         563,334         556,666           $ 282,300           $ 210,300


                                                 DECEMBER 31, 2003
                                                                                        VALUE OF UNEXERCISED
                        SHARES                NUMBER OF UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                       ACQUIRED      VALUE        AT SEPTEMBER 30, 2003                  SEPTEMBER 30, 2003
                          ON        REALIZED  -----------------------------       --------------------------------
       NAME            EXERCISE       ($)      EXERCISABLE    UNEXERCISABLE         EXERCISABLE     UNEXERCISABLE
-------------------- ------------- ---------  -------------- --------------       ---------------  ---------------
Augustine Y. Cheung       --          --       1,083,334         666,666           $ 877,334           $ 398,666
Anthony P. Deasey         --          --       1,093,334         556,666           $ 742,034           $ 332,766
John Mon                  --          --         933,334         226,666           $ 831,734           $ 132,066
Daniel S. Reale           --          --         563,334         556,666           $ 406,234           $ 333,766

         EXECUTIVE EMPLOYMENT AGREEMENTS

         The Company is party to employment agreements with Dr. Augustine Y. Cheung, Anthony P. Deasey and John Mon. Certain material terms of each agreement are described in the sections under the executives' respective names. In addition, all of the employment agreements contain certain common provisions. First, they provide for a severance payment of 2.99 times the executive's base salary in the event that there is a "change of control" of the Company and (i) the executive's employment is terminated without cause or (ii) there is a material adverse change, without the executive's consent, in his working conditions or status and he terminates his employment by notice to the Company. Second, they provide that the executive's base salary will increase on an annual basis based on the greatest of 105% of the base salary for the prior year, the annual Consumer Price Index (CPI) Adjustment or the sum offered by the Company's Board of Directors after taking into account corporate and individual performance, the Company's prospects and general business conditions. Third, they provide that all unvested options under the agreements vest and become immediately exercisable upon the occurrence of a "change of control" of the Company. Fourth, they provide that, upon death, disability or termination of employment of the executive, such executive and/or his heirs and legal representatives have the option to exercise all stock options vested at the time of death, disability or termination of employment, for a one-year period thereafter, or until the expiration of the stated term of such option, whichever period is shorter. Any stock option not exercisable upon death or disability or the effective date of termination of employment would be forfeited. Finally, the agreements provide for CPI adjustments, restrictive covenants and confidentiality and other protections of the type generally included in employment agreements for members of senior management. For purposes of these agreements, a "change of control" is defined as a merger, asset sale, tender offer or other substantial change in voting control, or the election of a new majority of the Board of Directors or of three or more directors whose election is opposed by a majority of the Board.

         AUGUSTINE Y. CHEUNG. Under its agreement with the placement agent that conducted the Company's private placement consummated on January 31, 2000, Celsion was required to enter into a three-year employment agreement with Augustine Y. Cheung, the Company's President, Chief Executive Officer and Chief Scientific Officer, in order to encourage continuity of management.

         The executive employment agreement between the Company and Dr. Cheung, effective January 1, 2000, provided for an annual salary of $240,000 per year, renewable annually. In addition, the agreement granted Dr. Cheung a bonus option (not subject to performance conditions) to purchase up to 300,000 shares of Common Stock, at an exercise price of $1.20, which is equal to the average closing price of the Company's Common Stock during the Company's fiscal quarter ended December 31, 1999. These options became fully vested on October 1, 2002.

         Dr. Cheung's employment agreement also granted him performance-based options to purchase up to a maximum of 700,000 shares of Common Stock, at exercise prices ranging from $0.80 to $1.60 per share, upon achievement of five specified corporate milestones, and subject to restrictions comparable to those imposed on annual bonus compensation shares. Those performance objectives included obtaining final FDA approval for Company products, consummating alliances with strategic marketing and distribution partners, and attaining annual pre-tax earnings of at least $1,000,000 for the Company.

         In May 2002, the Company and Dr. Cheung amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase Common Stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Dr. Cheung (1) a bonus option to purchase 800,000 shares of Common Stock at an exercise price of $0.64 per share, which vested at intervals until March 31, 2004, and (2) a performance-based option to purchase 50,000 shares of Common Stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.

         Dr. Cheung's current employment agreement expires on December 12, 2004, subject to annual renewal unless he informs the Company or the Company informs him of an intent not to renew at least three months prior to that schedules expiration date.

         ANTHONY P. DEASEY. On November 2000, Celsion entered into a three-year employment agreement with Anthony P. Deasey, currently the Executive Vice President--Finance and Chief Financial Officer of the Company. Mr. Deasey's agreement provided for an annual salary of $200,000. The agreement also provided for performance-based incentive options to purchase up to 400,000 shares of Common Stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $1.4375 to $2.0125. In addition, the agreement granted Mr. Deasey a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of Common Stock at a purchase price of $1.4375 per share, which vested at intervals until November 27, 2002.

         In May 2002, the Company and Mr. Deasey amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase Common Stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Mr. Deasey (1) a bonus option to purchase 665,000 shares of Common Stock at an exercise price of $0.64 per share, which vested at intervals until March 31, 2004, and (2) a performance-based option to purchase 135,000 shares of Common Stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.

         Mr. Deasey's employment agreement expires on November 30, 2004, subject to annual renewal unless he informs the Company or the Company informs him of intent not to renew at least three months prior to that schedules expiration date.

         JOHN MON. In June 2000, Celsion entered into a three-year employment agreement with John Mon, a director and Vice President--New Business Development, Secretary, Treasurer and General Manager of the Company. Mr. Mon's agreement provided for an annual salary of $100,000, renewable annually. Mr. Mon's agreement also provided for performance-based incentive options to purchase up to 250,000 shares of Common Stock, exercisable only if certain corporate milestones are reached during his employment, on terms similar to those governing the incentive options provided to Dr. Cheung. In addition, the agreement granted Mr. Mon a bonus option (not subject to performance conditions) for the purchase of 50,000 shares of Common Stock at a price of $2.75 per share.

         In May 2002, the Company and Mr. Mon amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase Common Stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Mr. Mon (1) a bonus option to purchase 185,000 shares of Common Stock at an exercise price of $0.64 per share, which vested at intervals until March 31, 2004, and (2) a performance-based option to purchase 65,000 shares of Common Stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.

         Mr. Mon's employment agreement expires on June 7, 2004, subject to annual renewal unless he informs the Company or the Company informs him of an intent not to renew at least three months prior to that schedules expiration date. Neither party has given such notice and, consequently, the agreement will renew, with an expiration of June 7, 2005, subject to the same prenotification provision.

         SEVERANCE AGREEMENT

         Effective as of February 23, 2004, the Company entered into a Separation and Release Agreement with Daniel S. Reale (the "Separation Agreement") in connection with Mr. Reale's resignation as an Executive Vice President and President of the Company's Oncology Division. Pursuant to the Separation Agreement, in lieu of all amounts that otherwise would be payable as salary or cash bonus pursuant to the employment agreement between the Company and Mr. Reale in effect at the time of his resignation, the Company has agreed to pay Mr. Reale $275,000, subject to normal withholding over a one-year period. In addition, the Company has agreed to pay, and has paid, Mr. Reale a bonus in the amount of $647,500 in connection with receipt by the Company from the FDA of Pre-Marketing Approval (the "PMA") for the Company's BPH treatment system. The Company made this latter payment to Mr. Reale on March 12, 2004.

         The Separation Agreement also provides that certain stock options that previously had been granted to Mr. Reale, but which had not yet vested at the time of his separation from the Company, would vest as follows: options to purchase 335,000 shares of Common Stock (the "PMA Options") on or after the issuance of the PMA, provided that, the PMA Options will vest at the discretion of the Board of Directors in the same manner (both in time and amount) as those granted to other executives generally; and (ii) options to purchase 221,666 shares of Common Stock (the "March Options"), on March 31, 2004. The Board of Directors vested the PMA Options on February 19, 2004. Mr. Reale is entitled to exercise options vested at the time of his resignation at any time prior to May 22, 2004, the March Options at any time prior to 5:00 p.m. on June 29, 2004, and the PMA Options at any time prior to 5:00 p.m. May 19, 2004. The exercise prices of Mr. Reale's options, as described above, are as follows:

                                                           EXERCISE PRICE
                OPTION VESTING DATE   # OF STOCK OPTIONS      PER SHARE
                -------------------   ------------------      ---------
                5/14/02                     221,667            $0.64
                12/06/02                    120,000            $0.40
                3/31/03                     221,667            $0.64
                March Options               221,666            $0.64
                PMA Options                 335,000            $0.76

         In addition, pursuant to the Separation Agreement, for a period of one year from his separation from the Company, Mr. Reale is entitled to participate in, and be covered by, each health insurance and hospitalization plan of the Company, as the case may be, made available to its executives generally, on the same terms as offered to all executives from and after the date of the Separation Agreement.

         The Separation Agreement also provides that, (i) for a period of one year following his separation from the Company, and subject to certain limited exceptions, Mr. Reale will not do anything in any way inconsistent with his prior duties to, or adverse to the interests of, the Company, and will not compete with the Company or be engaged in or connected with any other business competitive with that of the Company or any of its affiliates and (ii) for a period of three years, Mr. Reale will not (a) employ any individual who was employed by the Company or any of its affiliates at any time during the such period or during the 12 months immediately preceding his separation, (b) in any way cause, solicit, induce, influence or participate in the employment of any such individual by anyone else in any business that is competitive with any of the businesses engaged in by the Company or any of its affiliates or (c) directly or indirectly, either persuade or attempt to persuade any customer or client of the Company or of any of its affiliates to cease doing business with the Company or with any affiliate, or to reduce the amount of business it does with the Company or with any of its affiliates or solicit for himself or any person other than the Company or any of its affiliates, the business of any individual or business which was a customer or client of the Company or any of its affiliates at any time during the 18-month period immediately preceding his separation.

         The Company and Mr. Reale also executed customary mutual releases in connection with the Separation Agreement, which also contains other customary provisions.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates this Report by reference therein.

         The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

         The Compensation Committee and the Board have adopted the following executive compensation approaches:

         EXECUTIVE COMPENSATION PHILOSOPHY

         The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders, such that a significant portion of each executive's compensation varies with business performance.

         The Compensation Committee's philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company's stock price. Based on assessments by the Board and the Compensation Committee, the Committee believes that the Company's compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

              o Emphasizes "at risk" pay such as options and grants of restricted stock;

              o Emphasizes long-term compensation through options and restricted stock awards; and

              o Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.

         ANNUAL SALARIES

         Salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives are determined at the time of hire, taking into account the above factors, other than tenure.

         LONG-TERM INCENTIVES

         The grant of restricted stock or options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Compensation Committee on a case-by-case basis, depending upon the individual's perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.

                                     Members of the Compensation Committee


                                     Max E.  Link
                                     Gary W. Pace
                                     Claude Tihon

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year 2003, the Compensation Committee of the Board of Directors was, and it presently continues to be, comprised of Dr. Max E. Link, Dr. Gary W. Pace and Dr. Claude Tihon. No interlocking relationships exist between any of these members of the Compensation Committee or any executive officer of the Company and any other of the members of the Company's Board of Directors or Compensation Committee.

CERTAIN TRANSACTIONS

         In August 2001, the Company entered into an Advisory Agreement with Dr. Kris Venkat, one of its directors, pursuant to which Dr. Venkat was to provide at least 60 days of consulting services per year to the Company for an initial term of two years. This Advisory Agreement has been renewed for an additional one-year term, until August 2004. Dr. Venkat's services under this Advisory

Agreement are in addition to his services as a director and include providing
(i) strategic business and tactical advice to the Company regarding its development, management and personnel, (ii) assistance with the Company's heat-activated liposome business, (iii) assistance with developing a financial strategy and securing additional capital and/or financing and (iv) identifying potential investors that meet the Company's objectives.

         As compensation for his consulting services, the Company is obligated to pay Dr. Venkat a fee of $60,000 per year during the term of the Advisory Agreement. Upon prior approval by the Company, he will be paid an additional $1,000 per day for any time expended beyond 60 days. In addition to the fees, the Advisory Agreement provides for performance-based incentive options to purchase up to 400,000 shares of Common Stock, exercisable only if certain corporate milestones are reached during the term of Dr. Venkat's consulting arrangement with the Company. The exercise price of such options ranges from $0.85 to $1.36 per share. The Advisory Agreement also granted Dr. Venkat an option, not subject to performance conditions, for the purchase of 300,000 shares of Common Stock at a price of $0.68 per share, which became fully vested on August 1, 2002.

         All of Dr Venkat's unvested options (other than the performance-based options) would immediately vest and become exercisable if the Company terminates the Advisory Agreement for any reason other than his breach or his substantial failure to perform his duties due to his disability or death. All of his unvested options (including the performance-based options) would also immediately vest upon a change of control of the Company. For purposes of the Advisory Agreement, a change of control is defined as the change in beneficial ownership of 25% or more of the outstanding Common Stock of the Company, the change in a majority of the members of the Board, with none of the new members being approved by at least 75% of the members of the Board as of August 2000, the sale of substantially all of the assets of the Company, a transfer of all or substantially all of the Company's liposome business to a person that is not a subsidiary of the Company or the Company's entry into a joint venture with regard to the liposome business in which the Company does not retain voting control.

         The Company and Boston Scientific Corporation ("Boston Scientific") have entered into a Distribution Agreement dated as of January 21, 2003, pursuant to which the Company granted Boston Scientific exclusive rights to market and distribute the Company's Microwave BPH 800 Urethroplasty(TM) System (now known as the Prolieve(TM) Thermodilatation System) and its component parts for the treatment of benign prostatic hyperplasia (the "Product") in all territories other than China, Taiwan, Hong Kong, Macao, Mexico and Central and South America for a period of seven years beginning on the date Celsion is first able to ship the Product (the "Launch Date"). The parties will share gross sales (less costs and expenses) attributable to the Product.

         The Company and Boston Scientific also entered into a Transaction Agreement effective January 20, 2003. Pursuant to the Transaction Agreement, upon attainment of specified milestones by Celsion prior to the Launch Date, Boston Scientific is obligated to make equity investments in Celsion through the purchase of Celsion Common Stock at a 20% premium to the market price for such Common Stock over various measurement periods. On January 21, 2003, Boston Scientific purchased 9,375,354 shares of the Company's Common Stock for $5 million (representing a per share price equal to 1.2 times the average closing price for such Common Stock during the 30 trading days ending January 15, 2003).

         Pursuant to the Distribution and Transaction Agreements, upon meeting Celsion meeting certain milestones Boston Scientific will pay Celsion up to an additional $10 million through a combination of license fees and additional equity investments. Boston Scientific made a payment in the amount of $8 million to the Company in connection with these milestone provisions on March 1, 2004, of which $2 million has been escrowed pursuant to the terms of the Transaction Agreement.

         The Company has also granted Boston Scientific the exclusive right to purchase the assets and technology relating to the manufacture, marketing, sale, distribution and/or research and development of products using thermal therapy for the treatment of Benign Prostatic Hyperplasia ("BPH"). This option is exercisable for a period of five years, with the option price being calculated based on worldwide sales of the Product, subject to a minimum price of $60 million. Additionally, for a period of up to seven years, the Company has granted Boston Scientific the right to (i) match any unsolicited offer that the Company may receive for any other product developed by the Company and (ii) make a written offer to the Company in the event the Company desires to sell, license or distribute any product developed by it.

PERFORMANCE GRAPHS

         The information provided in the performance graphs below does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference therein.

         Under the rules and regulations of the SEC we are required to include in this Proxy Statement a line graph comparing the cumulative total stockholder return on our Common Stock with the cumulative total return of (1) a broad equity market index that includes companies whose equity securities are traded on the same exchange as our stock and (2) a published industry or line-of-business index. In November 2003, the Board of Directors changed the Company's fiscal year end from September 30 to December 31. Therefore, we have provided two graphs--one based on a September 30 fiscal year and one based on a December 31 fiscal year.

         Since May 31, 2000, our Common Stock has been listed on the AMEX. Prior to that time, it had traded on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc. In light of this change, the performance graph compares the cumulative stockholder return on the Common Stock, assuming an investment of $100 on September 30, 1998 and reinvestment of any dividends or other distributions, to cumulative returns, on a comparable basis, for the AMEX Major Market Index and the AMEX Healthcare Index.

         The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graphs is not necessarily indicative of future price performance.

                                 [GRAPH OMITTED]

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                                  12/31/1998      12/31/1999      12/31/2000     12/31/2001      12/31/2002    12/31/2003
-------------------------------------------------------------------------------------------------------------------------
Celsion Corporation                $ 100.00       $ 1,278.26       $ 434.78       $ 286.96        $ 186.96       $ 569.57
-------------------------------------------------------------------------------------------------------------------------
AMEX Healthcare Index              $ 100.00       $   114.56       $ 167.09       $ 106.69        $  64.92       $ 118.16
-------------------------------------------------------------------------------------------------------------------------
AMEX Major Market Index            $ 100.00       $   117.76       $ 108.83       $ 103.66        $  88.76       $ 107.24
-------------------------------------------------------------------------------------------------------------------------

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE
        Information Systems, Inc.

                                 [GRAPH OMITTED]

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                                   9/30/1998     9/30/1999         9/30/2000     9/30/2001        9/30/2002      9/30/2003
--------------------------------------------------------------------------------------------------------------------------
Celsion Corporation                $ 100.00       $ 280.65         $ 787.10       $ 164.52        $ 129.03       $ 351.61
--------------------------------------------------------------------------------------------------------------------------

AMEX Healthcare Index              $ 100.00       $ 109.19         $ 241.69       $ 159.15        $ 77.53        $ 126.63
--------------------------------------------------------------------------------------------------------------------------
AMEX Major Market Index
                                   $ 100.00       $ 125.54         $ 120.57       $ 109.04        $ 97.26        $ 110.27
--------------------------------------------------------------------------------------------------------------------------

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE
        Information Systems, Inc.

PROPOSAL NO. 2:  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                 INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND

         The Company's Certificate of Incorporation currently authorizes the issuance of up to two hundred million (200,000,000) shares of Common Stock, with a par value of $0.01 per share, and one hundred thousand (100,000) shares of Preferred Stock, with a par value of $0.01 per share. On March 1, 2004, the Board of Directors unanimously adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of the Company's Common Stock by fifty million (50,000,000) from two hundred million (200,000,000) to two hundred fifty million (250,000,000) shares. The Board of Directors determined that this amendment is advisable and directed that it be submitted for the approval of our stockholders at the Annual Meeting.

         If the amendment is approved by our stockholders, the first paragraph of Article Fourth of our Certificate of Incorporation, as presently in effect, will be amended by deleting that paragraph as it presently appears and substituting for it a new first paragraph that would read as follows:

                  The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million one hundred thousand (250,100,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of Common Stock, par value $0.01 per share ("Common Stock"), and
                  (ii) one hundred thousand (100,000) shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series.

         The amendment will become effective at such time as we file with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation. If the amendment is approved by the required vote of our stockholders, we intend to file the Certificate of Amendment as soon as practicable after such approval is obtained. However, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to determine NOT to proceed with this proposed increase in the number of authorized shares of Common Stock if, at any time prior to the filing of the proposed amendment with the Delaware Secretary of State (which will occur subsequent to stockholder approval), the Board of Directors, in its sole discretion, determines that the increase is no longer in the best interests of the Company and its stockholders.

PURPOSE AND GENERAL EFFECT OF THE AMENDMENT

         The Board of Directors believes that the increase in the number of authorized shares of our Common Stock from two hundred million (200,000,000) to two hundred fifty million (250,000,000) is necessary to provide us with a sufficient number of shares for financings, acquisitions, management incentive or employee benefit plans, exercise of stock options or warrants, stock dividends or stock splits and for other general corporate purposes. Once the amendment is effective, no further stockholder action would be necessary to effect the issuance of additional shares of our Common Stock, except as may be required by our Certificate of Incorporation, by law or by the applicable regulations of AMEX in a particular set of circumstances.

         On April 12, 2004, there were 159,713,033 shares of Common Stock issued and outstanding, with an additional 212,125 shares reserved for future grants pursuant to the Company's 2001 Stock Option Plan, 26,042,691 shares reserved for issuance upon exercise of currently outstanding options and warrants . Therefore, as of that date, the Company had available only approximately 14,032,151 authorized but unissued and unreserved shares for any other purpose. In addition, if approved by our stockholders pursuant to Proposal No. 3 at the Annual Meeting, the Celsion Corporation 2004 Stock Incentive Plan would reserve an additional 10,000,000 shares for issuance in connection with various equity compensation arrangements, further reducing the pool of authorized but unissued and unreserved shares of Common Stock. However, there currently are sufficient authorized and unissued shares available to accommodate the reservation of shares under the 2004 Plan and the approval and implementation of Proposal No. 3 is not dependent upon the approval of an increase in the number of authorized shares of Common Stock pursuant to Proposal No. 2. See "Proposal No. 3: Approval of the Celsion Corporation 2004 Stock Incentive Plan".

         The Board of Directors believes that it is in the best interests of Celsion and its stockholders to increase the number of authorized shares of Common Stock so that such shares will be available for issuance in connection with future transactions that the Board of Directors deems advantageous to the Company and its stockholders. In particular, the Board believes that the availability of additional shares of Common Stock would provide flexibility in structuring possible acquisitions and strategic partnerships, enable us to raise additional equity capital as and when needed and allow the Board of Directors, in its discretion, to declare stock splits or stock dividends in the future.

         These additional shares would be available for issuance from time to time for corporate purposes, such as issuances of Common Stock in connection with capital raising transactions and acquisitions of technologies, companies or assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware corporation law and the AMEX rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

         Although we examine potential favorable opportunities on an ongoing basis, we have no current plans or arrangements to issue any additional shares of Common Stock, except in connection with compensation matters in the ordinary course. However, as we continue to develop our business and our products, from time to time it may be advantageous to enter into agreements, relationships or transactions that would require the issuance or reservation of Common Stock or securities exchangeable for or convertible into Common Stock. Given our current capital structure, we may not have available a sufficient number of shares of Common Stock for such purposes. In addition, although it has no present plans to do so, the Board of Directors anticipates that, from time to time, the Company may find it necessary or advantageous to raise additional capital, which may be accomplished through the sale of Common Stock or other securities exchangeable for or convertible into shares of Common Stock. Approval of the amendment would provide the Company with available authorized but unissued shares to be utilized in such future agreements, relationships, transactions and financings. Further, having such shares authorized and, therefore, available for reservation or issuance in the future would provide the Company with enhanced flexibility, and would allow the Board of Directors to act to reserve or issue such shares without the expense and delay of a special stockholders meeting to authorize additional shares of Common Stock.

         Adoption of the proposed amendment would not change the voting rights, liquidation rights, preemptive rights or any other stockholder rights of our Common Stock or the holders thereof. However, as discussed below, the additional authorized shares of Common Stock could be issued at such times and under such circumstances as to have a dilutive effect on earnings per share, if any, and on the equity ownership of the present holders of our equity securities. The proposed additional shares would be a part of the existing class of our Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

         The increase in the number of authorized shares of our Common Stock could, under certain circumstances, have an anti-takeover effect. Although neither our Board of Directors nor our management views the increase in the number of authorized shares as an anti-takeover measure, we could use the available shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or might benefit in some other manner. For example, without further stockholder approval, our Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. The increase in the number of authorized shares of Common Stock would expand the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control.

         Although the proposal to increase the number of authorized shares of Common Stock has been prompted by business and financial considerations as discussed above, stockholders nevertheless should be aware that approval of the proposal to increase the number of authorized shares could facilitate future efforts by Company management to deter or prevent a change in control of the Company. The Board of Directors has no plans to use any of the additional shares of Common Stock for any such purposes, and we are not aware of any existing or planned effort on the part of any party to accumulate material amounts of our Common Stock, or to acquire Celsion by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change our management, nor are we aware of any person having made any offer to acquire our voting stock or assets. Further, the Board of Directors does not currently contemplate entering into any arrangements or recommending the adoption of any other provisions, such as supermajority voting requirements, that may have material anti-takeover consequences. However, any such anti-takeover effects would be in addition to existing anti-takeover provisions of the Company's Certificate of Incorporation and Bylaws, which include (a) the classification of the Company's Board into three classes, so that it would take two annual meetings (and, therefore, as much as two years or more) to replace a majority of the Company's directors; (b) advance notice provisions in the Company's Bylaws, which limit the business that may be brought at an annual meeting and place procedural restrictions on the ability of stockholders to nominate directors;
(c) provisions that prohibit the Company's stockholders from calling special meetings or acting by written consent; (d) provisions that authorize the Company to issue preferred stock that can be created and issued by the Board without prior stockholder approval, with rights senior to those of Common Stock; and (e) share purchase rights associated with our Common Stock that are exercisable upon the acquisition or potential acquisition by a person or group of, or the tender offer for, 15% or more of our Common Stock.

NO APPRAISAL RIGHTS

         Under Delaware law, our stockholders would not be entitled to dissenters' rights or rights of appraisal in connection with the proposal to increase the number of shares of Common Stock authorized under our Certificate of Incorporation

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS

         Except in their capacities as stockholders of the Company, none of our directors or executive officers or any of their respective affiliates has a substantial interest, direct or indirect, in the proposed amendment to the Certification of Incorporation. Furthermore, none of our directors or executive officers has or will derive an extra or special benefit not shared on a pro rata basis with our other stockholders.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will be required to approve Proposal No. 2, the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of our Common Stock. "FOR" Proposal No. 2. As a result, broker non-votes and abstentions, if any, will be treated as votes "AGAINST" the proposal. The Company's directors and officers, who collectively held 5,784,545 shares of Common Stock, representing 3.62% of such shares outstanding, as of April 12, 2004 (the Record Date), have indicated that they intend to vote all of such shares "FOR" Proposal No. 2.

================================================================================

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL NO. 2, THE PROPOSAL TO INCREASE BY 50,000,000 SHARES, FROM 200,000,000 TO 250,000,000, THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER OUR CERTIFICATE OF INCORPORATION, AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

================================================================================


 PROPOSAL NO. 3: APPROVAL OF THE CELSION CORPORATION 2004 STOCK INCENTIVE PLAN

BACKGROUND

         Our stockholders are being asked to approve the Celsion Corporation 2004 Stock Incentive Plan (the "2004 Plan"). The 2004 Plan, which will replace the Celsion Corporation 2001 Stock Option Plan (the "2001 Plan"), is a broad-based incentive plan that provides for the grant of incentive stock options, stock options that do not constitute incentive stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock and performance awards, to employees, consultants and non-employee directors.

         Substantially all of the 10,000,000 shares presently authorized under the 2001 Plan are subject to currently outstanding stock options granted under that Plan or have been issued upon exercise of such options. In the event that our stockholders approve the 2004 Plan, to the extent that any shares remain available under the 2001 Plan or become available due to the expiration or forfeiture of currently outstanding options, such shares will become part of the pool available under the 2004 Plan and no further options will be granted under the 2001 Plan.

         The purpose of the 2004 Plan is to make available additional authorized but unissued shares of Common Stock for issuance pursuant to awards to be granted to the Company's employees (including officers and directors), consultants and non-employee directors, to provide flexibility to the Company by permitting the grant of a range of types of equity compensation and to ensure compliance with certain newly adopted SEC and AMEX rules governing stockholder approval of equity compensation arrangements.

         The 2004 Plan reserves 10,000,000 shares of Common Stock. Management anticipates that the shares reserved under the 2004 plan should be sufficient to meet the Company's needs for approximately the next three years. The 2001 Plan reserved 10,000,000 shares for issuance, but provides only for stock options and stock appreciation rights. The availability of additional shares and of additional forms of equity consideration would allow the Company to provide its employees, consultants and non-employee directors with equity compensation in lieu of cash compensation. This would help curtail the Company's cash outlays and permit it to conserve its cash resources for the development of its products and business. The 2004 Plan is also intended to encourage and reward key contributors to the Company's business by giving them an opportunity to share in any future success of the Company without burdening the Company's cash resources.

REASONS FOR THE 2004 PLAN

         The primary purposes of the 2004 Plan are to ensure that the Company will continue to have shares of Common Stock available in connection with its equity compensation arrangements in order to encourage and reward key contributors to the Company's business by giving them an opportunity to share in any future success of the Company and to align their interests with those of our stockholders. In addition, the 2004 Plan would permit the issuance of types of equity compensation in addition to the stock options and stock appreciation rights available under the 2001 Plan, including restricted stock, restricted stock units, phantom stock and performance awards and, therefore, would increase the Company's flexibility in structuring its compensation arrangements. The 2004 Plan also would allow the Company to continue to provide its employees, consultants and non-employee directors with equity compensation in lieu of cash compensation, thereby permitting the Company to limit its cash outlays for compensation and conserve its cash resources. The Board of Directors believes that the 2004 Plan will help us effectively to compete for, motivate and retain directors, executives, other employees and consultants.

         The Company presently is evolving from a development stage enterprise to an operating company. However, we expect to continue to incur operating losses and to place a heavy emphasis on product development and commercialization for the foreseeable future. Therefore, for the foreseeable future we anticipate that substantially all of Celsion's limited cash resources will be required for the commercialization of the products presently in our development pipeline and the development of new products. As a result, the Company will continue to have relatively few cash resources to apply to hiring and retaining key personnel. In the absence of cash resources, management believes that it is critically important that the Company continue to be able to grant meaningful equity-based compensation in order to ensure that it will be able to hire and retain highly qualified personnel.

DILUTIVE EFFECTS OF THE 2004 PLAN

         The 10,000,000 shares of Common Stock to be reserved for issuance pursuant to the 2004 Plan (together with any residual shares that may become available under the 2001 Plan) will consist of authorized but unissued shares of our Common Stock. Celsion stockholders do not have preemptive rights. Therefore, the issuance of shares under the 2004 Plan will dilute the interests of our current stockholders in the Company. To the extent that the exercise price of any option is less than the net book value per share of the Company at the time of issuance, and to the extent of the issuance of restricted stock or restricted stock units not subject to a cash payment equal to at least such net book value per share, the value of other stockholders' interests in the Company will be diluted.

SUMMARY DESCRIPTION OF THE 2004 PLAN

         The following summary provides a description of the significant provisions of the 2004 Plan. However, the summary is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which is included as Appendix B to this Proxy Statement. Stockholders should read Appendix B carefully in connection with their consideration of Proposal No. 3.

         NUMBER OF SHARES SUBJECT TO THE 2004 PLAN

         An aggregate of 10,000,000 shares of Common Stock are reserved for issuance pursuant to the 2004 Plan. In addition, any shares reserved under the 2001 Plan that are available at the time the 2004 Plan is approved by our stockholders, or that become available due to the expiration or forfeiture of options granted under the 2001 Plan, will be added to the pool of shares available under the 2004 Plan.

         PLAN ADMINISTRATION

         The 2004 Plan may be administered by the Board of Directors or, at the election of the Board, by a committee appointed by the Board comprised solely of two or more "non-employee directors" within the meaning of Rule 16b-3 under the Securities Act, who also qualify as "outside directors" (as described under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")). The Board of Directors has determined that the Compensation Committee should administer the 2004 Plan and that each of the current members of the Compensation Committee qualifies as a "non-employee director" and an "outside director". References to the Compensation Committee should be read to include the Board if at any time it determines to administer the 2004 Plan directly.

         The Compensation Committee will have full power and authority to administer and interpret the 2004 Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the 2004 Plan it deems necessary, desirable or appropriate, in accordance with the terms of the 2004 Plan and the Certificate of Incorporation and Bylaws of the Company. The Compensation Committee also will have full power and authority to take all other actions necessary to carry out the purpose and intent of the 2004 Plan, including the authority to (i) determine the participants to whom, and the time or times at which, awards shall be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each award;
(iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such award as the Compensation Committee shall deem appropriate; (v) modify, extend or renew outstanding awards, accept the surrender of outstanding awards and substitute new awards, provided that no such action shall be taken with respect to any outstanding award that would materially, adversely affect the grantee without the grantee's consent or constitute a repricing of stock options without the consent of the holders of the Company's voting securities; (vi) reprice Incentive Stock Options and Nonqualified Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism (but only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by any applicable law, regulation or the rules of any national securities exchange or automated quotation system to which the Company is subject); (vii) accelerate the time in which an award may be exercised or in which an award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award; (viii) establish objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period; and (ix) permit the deferral of, or require a participant to defer such participant's receipt of, the delivery of Common Stock and/or cash under an award that would otherwise be due to a participant and establish rules and procedures for such payment deferrals.

         If permitted by applicable law, the Board or the Compensation Committee may delegate duties under the 2004 Plan to the Chief Executive Officer or other senior officer of the Company, subject to such conditions and limits as the Board or the Compensation Committee shall prescribe.

         ELIGIBILITY

         All directors, officers, employees and consultants of the Company or any parent, subsidiary or affiliate are eligible to participate in the 2004 Plan. The selection of those directors, officers, employees and consultants, from among those eligible, who will receive awards under the 2004 Plan is within the discretion of the Compensation Committee, provided that awards of Incentive Stock Options may be made only to employees of the Company and any parent or subsidiary of the Company.

         PERMITTED AWARDS

         Our Board of Directors believes that it is appropriate to adopt a flexible and comprehensive stock compensation plan that permits the grant of a variety of long-term incentive awards to eligible participants. In keeping with the aim of providing a comprehensive and flexible plan, the 2004 Plan authorizes the following types of discretionary awards:

         o Incentive Stock Options, which are stock options that meet the definition set out in Section 422 of the Internal Revenue Code.

         o Nonqualified Stock Options, which are stock options that do not meet the definition of Incentive Stock Options under the Internal Revenue Code.

         o Stock Appreciation Rights ("SARs"), which represent the right to receive payments in cash, Common Stock or a combination of the two, of up to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the designated base price of a share of Common Stock on the grant date. SARs may be freestanding or may be granted "in tandem" with stock options.

         o Phantom Stock, which represents the right to receive payments in cash, Common Stock or other consideration, equal to the fair market value of a specified number of shares of Common Stock at such time, and subject to such conditions, as are set forth in the grant agreement.

         o Restricted Stock, which is a specified number of shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances.

         o Restricted Stock Units, which represent the right to receive shares of Common Stock without any cash payment therefor upon the satisfaction of vesting and other conditions, and may also include the right to receive dividend equivalents equal to the amount of dividends or other distributions payable in respect of shares of Common Stock during the period from grant to satisfaction of all vesting and other conditions.

         o Performance Awards, which are amounts payable in Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock that may be earned upon satisfaction of various performance measures.

         TERM AND TERMINATION

         The 2004 Plan will become effective as of the date it is approved by our stockholders. If not sooner terminated, the 2004 Plan will terminate on the business day immediately preceding the tenth anniversary of its effective date and no further awards may be granted thereafter. The Board, in its discretion, may terminate the 2004 Plan at any time with respect to any shares of Common Stock for which awards have not previously been granted.

         AMENDMENT

         The Board may amend or terminate the 2004 Plan at any time, except that stockholder approval will be required to increase the number of shares of Common Stock subject to the 2004 Plan or if such approval is required to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Common Stock is listed or quoted.

         The Compensation Committee may make minor or administrative amendments to the 2004 Plan, as well as amendments that may be dictated by requirements of applicable U.S. federal or state laws or that may be authorized or made desirable by such laws.

         TERMS APPLICABLE TO ALL TYPES OF AWARDS

                  TERM: The term of each award will be as specified by the Compensation Committee at the date of grant, but may not exceed ten years.

                  CHANGES IN CONTROL:

         In the event of any proposed change in control, as that term is defined in the 2004 Plan and as summarized below, the Compensation Committee will take such action as it deems appropriate and equitable to effectuate the purposes of the 2004 Plan and to protect the grantees of awards thereunder. Such actions may include:

                  o acceleration or change of the exercise and/or expiration dates of any award to require that exercise be made, if at all, prior to the change in control;

                  o cancellation of any award upon payment to the holder in cash of the fair market value of the stock subject to such award as of the date of the change in control, less the aggregate exercise price, if any, of the award; and

                  o in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock, arrangements to have such other entity replace the awards granted under the 2004 Plan with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

         For purposes of the 2004 Plan, a "change in control" includes:

                  o the merger or consolidation of the Company with or into another entity or other reorganization of the Company, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately thereafter is not owned directly or indirectly by persons who were holders of the Company's voting securities immediately prior thereto;

                  o sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a parent, subsidiary or affiliate of the Company;

                  o any transaction as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then-outstanding voting securities; or

                  o a change in the composition of the Board over a period of 24 consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose selection as a director or nominee was approved by a vote of at least a majority of the directors then comprising the Board will be considered to be a member of the Incumbent Board, except if such selection occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

                  AMENDMENT: The Compensation Committee may not amend an outstanding award in any manner that would materially and adversely affect the award, except with the approval of the participant to whom the award was granted. Otherwise, the Compensation Committee may amend an outstanding award to the extent that the it would have had the authority initially to grant the award as so amended.

                  TRANSFERABILITY: An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. Other awards may, in the discretion of the Compensation Committee, be transferable by gift or pursuant to a domestic relations order to certain specified family members, entities and trusts.

         TERMS OF SPECIFIC TYPES OF AWARDS

                  STOCK OPTIONS

                        EXERCISE PRICE: The exercise price will be determined by the Compensation Committee, in its discretion. Although it is the general policy of the Compensation Committee to grant options at not less than the fair market value of the Common Stock on the date of grant, the Compensation Committee has reserved the right, in its discretion, to grant options at a lower price as and when it deems appropriate. In no event, however, will Incentive Stock Options be granted at an exercise price of less than the fair market value of the Common Stock on the grant date. The fair market value of a share of our Common Stock, computed in accordance with the requirements of the 2004 Plan, was $1.45 as of February 25, 2004.

                        SPECIAL RULES FOR CERTAIN STOCKHOLDERS: If an Incentive Stock Option is granted to an employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option may not exceed five years, and the exercise price must be at least 110% of the fair market value of the shares on the date that the option is granted. In addition, no more than 2,000,000 shares of Common Stock may be subject to awards granted during any one calendar year to any one Covered Employee, as that term is defined in Section 162(m) of the Internal Revenue Code, subject to adjustment upon a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other change in the Company's capital structure..

                        STATUS OF OPTIONS: The Compensation Committee will designate the status of each option granted to an employee as either an Incentive Stock Option or a Nonqualified Stock Option at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares must be designated as Nonqualified Stock Options. All options granted to consultants and non-employee directors will be Nonqualified Stock Options.

                        PAYMENT: The Compensation Committee may determine the method by which the option price may be paid, including in cash, check or other shares of Common Stock which have been held by the optionee for at least six months. The 2004 Plan also allows the Compensation Committee, in its discretion, to permit broker-assisted cashless exercises.

                        OTHER TERMS AND CONDITIONS: The Compensation Committee may establish such other terms and conditions on the grant of stock options, not inconsistent with the terms of the 2004 Plan, as it deems appropriate.

                  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

                        PAYMENT: Unless otherwise determined by the Compensation Committee or as may be required to comply with applicable tax withholding obligations, grantees of Restricted Stock and Restricted Stock Units will not be required to pay the Company cash consideration for such Restricted Stock or Restricted Stock Units.

                        VESTING CONDITIONS AND OTHER CONDITIONS: The
Compensation Committee, in its discretion, shall determine the vesting conditions and other restrictions applicable to each award of Restricted Stock or Restricted Stock Units, including the duration and conditions to termination of such restrictions. The Compensation Committee may, in its discretion, reduce or shorten the duration of any vesting period or other restriction applicable to any award of Restricted Stock or Restricted Stock Units.

                        STOCK ISSUANCE AND STOCKHOLDER RIGHTS: Certificates representing shares of Restricted Stock will be issued to the grantee, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Except as the Compensation Committee otherwise might determine, during the restricted period the grantee will have all the rights of a stockholder to receive dividends and to vote the Restricted Stock. Certificates representing shares subject to a Restricted Stock Unit will be issued at such time as the Restricted Stock Unit has vested and other restrictions have lapsed. The grantee of Restricted Stock Units will not be entitled to any of the rights of a stockholder until the time that certificates are issued, provided that the Compensation Committee, in its discretion, may provide a participant with the right to receive amounts equivalent to the dividends and other distributions that otherwise would be payable on shares subject to the Restricted Stock Unit, either currently or upon vesting and lapse of restrictions.

                  STOCK APPRECIATION RIGHTS

                        TANDEM SARS: Tandem SARs, which are SARs granted in connection with an underlying stock option, will entitle the participant to surrender all or part of the option for payment at such time and to the extent such option is exercisable. Any such SAR will be exercisable only to the same extent and on the same terms as the related options are exercisable. An Incentive Stock Option may only be surrendered in connection with the exercise of a tandem SAR if the fair market value of the Common Stock underlying the option is greater than the option's exercise price.

                        FREE-STANDING SARS: Free-standing SARs, which are Stock Appreciation Rights not granted in connection with stock options, will be exercisable as and when determined by the Compensation Committee.

                        FORM OF PAYMENT: The Company may pay amounts due upon exercise of a SAR by delivery of Common Stock, cash, or a combination of the two, as determined in the discretion of the Compensation Committee.

                        OTHER TERMS: The Compensation Committee will determine, at the date of grant, the times at which and the circumstances under which a Stock Appreciation Right may be exercised, the method of exercise, whether the Stock Appreciation Right will be in combination with another award, and any other terms and conditions of any Stock Appreciation Right.

                  PHANTOM STOCK AWARDS

                        Phantom Stock Awards under the 2004 Plan will be granted at such times and subject to such terms and conditions, not inconsistent with the 2004 Plan, as the Compensation Committee may prescribe.

                  PERFORMANCE AWARDS

                        FORM OF GRANTS: Performance Awards may be in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciate Rights and/or Phantom Stock, as the Compensation Committee, in its discretion, may determine.

                        PERFORMANCE PERIOD: Performance periods will be established by the Compensation Committee, in its discretion, provided that no performance period may be less than one year.

                        PERFORMANCE MEASURES: The Compensation Committee will use such operating objectives as it determines to be appropriate, or one or more of the following criteria, which will be determined in accordance with generally accepted accounting principles and may be used in absolute or relative terms, to measure the performance of the Company, or any parent, subsidiary, affiliate or division of the Company for a performance period:.

                        o   basic or diluted earnings per share of Common Stock;

                        o   earnings per share of Common Stock growth;

                        o   revenue;

                        o   operating income;

                        o   net income (either before or after taxes);

                        o earnings and/or net income before interest and taxes;

                        o earnings and/or net income before interest, taxes, depreciation and amortization;

                        o   return on capital;

                        o   return on equity;

                        o   return on assets;

                        o   net cash provided by operations;

                        o   free cash flow;

                        o   Common Stock price;

                        o   economic profit;

                        o   economic value;

                        o   total stockholder return; and

                        o   gross margins and costs.

                        PERFORMANCE AWARDS UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE: The terms of any Performance Awards that are intended to meet the performance-based compensation exception under Section 162(m) of the Internal Revenue Code will be interpreted by the Compensation Committee consistently with
Section 162(m) of the Internal Revenue Code and Treasury Regulations Section 1.162027(e)(2).

NEW PLAN BENEFITS

         To date, no awards have been made under the 2004 Plan. Upon stockholder approval, the Compensation Committee may elect to make awards to executive officers and directors of the Company under the 2004 Plan. Inasmuch as awards under the 2004 Plan are within the sole discretion of the Compensation Committee, at present it is not possible for us to determine what benefits, if any, any persons or groups will receive under the 2004 Plan. See the Summary Compensation Table on page 11 and the Option Grant Table on page 12 for information about awards made under the 2001 Stock Option Plan to the directors and executive officers named in these tables.

FEDERAL INCOME TAX ASPECTS OF THE 2004 PLAN

         The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2004 Plan. It does not address any state, local or foreign income or other tax consequences, which may vary significantly depending upon the jurisdiction and the status of the stockholder/taxpayer. This summary also does not attempt to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an Incentive or Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock or Performance Award, or the shares of Common Stock underlying any of the foregoing. The discussion is based on the Internal Revenue Code, its legislative history, existing and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

         INCENTIVE STOCK OPTIONS

         Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "Holding Period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in the income of the optionee will not exceed the amount realized over the adjusted basis of the shares.

         Upon disposition of the shares received upon exercise of an Incentive Stock Option after the Holding Period has been satisfied, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the Holding Period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Internal Revenue Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale, if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

         NONQUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         As a general rule, no federal income tax is imposed on the optionee upon the grant of a Nonqualified Stock Option (whether or not including a Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Nonqualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Internal Revenue Code, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee, assuming any federal income tax reporting requirements are satisfied.

         Upon a subsequent disposition of the shares received upon exercise of a Nonqualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of a Nonqualified Stock Option or a Stock Appreciation Right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by
Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Nonqualified Stock Option or Stock Appreciation Right.

         RESTRICTED STOCK

         The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time (less any consideration paid by the holder), and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Internal Revenue Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect, under Section 83(b) of the Internal Revenue Code, to be taxed at the time of grant of the Restricted Stock award, based on the fair market value of the shares of Common Stock on the date of the award (less any consideration paid by the holder), in which case (i) subject to Section 162(m) of the Code Internal Revenue Code, the Company will be entitled to a deduction at the same time and in the same amount; (ii) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company; and (iii) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

         PERFORMANCE AWARDS, PHANTOM STOCK AND RESTRICTED STOCK UNITS

         An individual who has been granted a Performance Award, Phantom Stock or Restricted Stock Units generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award, Phantom Stock award or award of Restricted Stock Units is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Internal Revenue Code, the Company will have a corresponding deduction. The measure and timing of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock, either at the time such amounts are paid or, as to the shares, at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects under Internal Revenue Code Section 83(b) within 30 days of receipt to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award, Phantom Stock or Restricted Stock Units prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of
Section 162(m) of the Internal Revenue Code, deductible as such by the Company.

         SECTION 162(m) OF THE INTERNAL REVENUE CODE

          Section 162(m) of the Internal Revenue Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) as "performance-based" is specifically exempt from the deduction limit. Based on
Section 162(m) of the Internal Revenue Code and the regulations issued thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options or SARs granted by the Compensation Committee under the 2004 Plan, with an exercise price not less than the fair market value of the underlying shares on the grant date, generally should not be limited by Section 162(m) of the Internal Revenue Code. Further, the Company believes that compensation income generated in connection with Performance Awards granted by the Compensation Committee under the 2004 Plan generally should not be limited by Section 162(m). The 2004 Plan has been designed to provide flexibility with respect to whether Nonqualified Stock Options, SARs, Restricted Stock and Phantom Stock awards granted by the Compensation Committee should qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code and, therefore, be exempt from the deduction limit. If the lapse of the forfeiture restrictions relating to a Restricted Stock or Phantom Stock award, or a Nonqualified Stock Option or SAR with an exercise price less than fair market value of the underlying shares on the grant date, granted by the Compensation Committee in the form of a Performance Award is based solely upon the satisfaction of one of the specific performance criteria set forth in the 2004 Plan, then the Company believes that the compensation expense deduction relating to such an award should not be limited by Section 162(m) if the Restricted Stock subject to the award becomes vested. However, compensation expense deductions relating to Restricted Stock or Phantom Stock awards, or a Nonqualified Stock Option or SAR with an exercise price less than fair market value of the underlying shares on the grant date, granted by the Compensation Committee will be subject to the Section 162(m) deduction limitation if the award becomes vested based upon any other criteria set forth in such award (such as length of service with the Company).

         The 2004 Plan is not qualified under Section 401(a) of the Internal Revenue Code.

         INAPPLICABILITY OF ERISA

         Based upon current law and published interpretations, the Company does not believe that the 2004 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

EXISTING EQUITY COMPENSATION PLAN INFORMATION

         The following tables set forth certain information regarding equity securities authorized for issuance under our equity compensation plans or arrangements. In November 2003, the Company changed its fiscal year end from September 30 to December 31. Therefore, the tables provide information as of September 30, 2003 and December 31, 2003.

                                              SEPTEMBER 30, 2003
                                                                                    NUMBER OF SECURITIES
                                                                                    REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                              ISSUED UPON EXERCISE OF       EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                              OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY                 WARRANTS AND RIGHTS           WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
-------------------------     --------------------------    -------------------     ------------------------
                                        (a)                         (b)                       (c)
Equity compensation plans
approved by security
holders .................           8,778,292(1)                $   0.66                    887,125

Equity compensation plans
not approved by security
holders .................           8,922,673(2)                $   0.90                         --(3)
                                   ----------                   --------                    -------
         Total ..........          17,700,965                   $   0.78                    887,125(4)
                                   ==========                   ========                    =======

----------
(1) Includes both vested and unvested options to purchase Common Stock issued to employees, officers, directors and consultants under the Company's 2001 Plan. Certain of these options to purchase Common Stock were issued under the 2001 Plan in connection with employment agreements.
(2) Includes securities underlying options and warrants issuable pursuant to individually negotiated compensation arrangements and not pursuant to plans.
(3) Certain of the securities exercisable to purchase Common Stock set forth in column (a) of this row have price protection or antidilution rights that entitle the holders to reduce the exercise price of such securities if the Company issues additional stock, options, warrants or other convertible securities below the exercise price of the subject securities.

                                               DECEMBER 31, 2003
                                                                                    NUMBER OF SECURITIES
                                                                                    REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                              ISSUED UPON EXERCISE OF       EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                              OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY                 WARRANTS AND RIGHTS           WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
-------------------------     --------------------------    -------------------     ------------------------
                                        (a)                        (b)                       (c)

Equity compensation plans
approved by security
holders..................           8,753,292(1)                $  0.66                     912,125


Equity compensation plans
not approved by security
holders..................           9,268,238(2)                $  0.88                          --(3)
                                    -----------                 -------                     -------
          Total..........          18,021,530                   $  0.77                     912,125(3)
                                    ===========                 =======                     =======

----------
(1) Includes both vested and unvested options to purchase Common Stock issued to employees, officers, directors and outside consultants under the Company's 2001 Plan. Certain of these options to purchase Common Stock were issued under the 2001 Plan in connection with employment agreements.
(2) Includes securities underlying options and warrants issuable pursuant to individually negotiated compensation arrangements and not pursuant to plans.
(3) Certain of the securities exercisable to purchase Common Stock set forth in column (a) of this row have price protection or antidilution rights that entitle the holders to reduce the exercise price of such securities if the Company issues additional stock, options, warrants or other convertible securities below the exercise price of the subject securities.

VOTE REQUIRED AND RECOMMENDATION

         The affirmative vote of the holders of a majority of the shares voted at the Annual Meeting will be required to approve Proposal No. 3. As a result, assuming the presence of a quorum, broker non-votes and abstentions will not affect the vote on Proposal No. 3. The Company's directors and officers, who collectively held 5,784,545 shares of Common Stock, representing 3.62% of such shares outstanding, as of April 12, 2004 (the Record Date), have indicated that they intend to vote all of such shares "FOR" Proposal No. 3.

================================================================================
     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL NO. 3, THE ADOPTION OF THE 2004 CELSION CORPORATION STOCK INCENTIVE PLAN, AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

================================================================================


         PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

BACKGROUND

    The Audit Committee has appointed Stegman & Company ("Stegman") as the independent public accountants of the Company, to audit its financial statements for the fiscal year ending December 31, 2004, and requests stockholder ratification of such selection. Stegman has served as the Company's independent accountants since the 1993 fiscal year, and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

         Representatives of Stegman are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

FEES

         The following table presents fees for professional audit services rendered by Stegman & Company for the audit of the Company's annual financial statements for the fiscal years ended September 30, 2003 and September 30, 2002, and fees for other services rendered by Stegman during those periods:


                                  FISCAL YEAR 2003     FISCAL YEAR 2002
                                 -----------------    -----------------
                                             % OF                   % OF
            FEE CATEGORY         AMOUNT      TOTAL     AMOUNT       TOTAL
            ------------         ------      -----     ------       -----
    Audit Fees                   $42,000        90%   $38,703        88%
    Audit-Related Fees                --        --         --        --
    Tax Fees                     $ 4,500        10%   $ 5,500        12%
    All Other Fees                    --        --         --        --
                                 -------   -------    -------   -------
                    Total Fees   $46,500       100%   $44,203       100%
                                 =======   =======    =======   =======

         Audit fees consist of fees for professional services rendered by Stegman for the audit of the Company's annual financial statements and for reviews of the quarterly financial statements included in the Company's Forms 10-Q. Tax fees consist of fees for preparation of the Company's federal and state tax returns. Stegman rendered no audit-related services, financial information systems design and implementation services or any other services to the Company during fiscal years 2002 and 2003 and, therefore, no fees were charged for such services during those periods.

SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

         No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended September 30, 2003 was attributable to work performed by persons other than Stegman's full-time, permanent employees.

AUDIT COMMITTEE POLICY ON APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         It is the policy of the Audit Committee to preapprove all audit and permissible non-audit services provided by the Company's independent accountants, in accordance with rules prescribed by the Securities and Exchange Commission. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is based on a written proposal, accompanied by a cost estimate and estimated budget. The Audit Committee has delegated to its Chairman the authority to preapprove audit and nonaudit services with an estimated cost of up to $25,000, provided the exercise of such authority is reported to the Audit Committee at its next regular meeting. The Audit Committee reserves the right, from time to time, to delegate preapproval authority to other of its members, so long as such members are independent directors.

         All of the services of Stegman during fiscal year 2003 were approved by the Audit Committee in accordance with its preapproval policy and the approval requirement of the SEC, to the extent that rule was applicable during fiscal year 2003 and such services were not exempt from this approval requirement.

AUDIT COMMITTEE DETERMINATION AS TO INDEPENDENCE

         Because the services other than audit services rendered by Stegman were not material in nature or amount of fees, the Audit Committee believes that the provision of these services is compatible with maintenance of Stegman's independence from the Company.

RECOMMENDATION

         The affirmative vote of the holders of a majority of the shares of Common Stock represented, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve Proposal No. 4 and thereby to ratify the selection of Stegman & Company as the independent public accountants for the Company for the fiscal year ending December 31, 2004. As a result, broker non-votes and abstentions, if any, will be treated as votes "AGAINST" the proposal.

===============================================================================

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4, THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

===============================================================================

         Stockholder ratification of the selection of Stegman as the Company's independent public accountants is not required by the Company's Bylaws or other applicable legal or regulatory requirements. However, the Board, upon the recommendation of the Audit Committee, is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the Audit Committee will reconsider whether or not to retain that firm, or whether to retain a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or 2003 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or telephone number:

              10220-L Old Columbia Road
              Columbia, Maryland 21046-2364
              Attention:  Corporate Secretary
              (410) 290-5390

IF YOU WOULD LIKE TO RECEIVE SEPARATE COPIES OF OUR ANNUAL REPORT AND PROXY STATEMENT IN THE FUTURE, OR IF YOU ARE RECEIVING MULTIPLE COPIES AND WOULD LIKE TO RECEIVE ONLY ONE COPY FOR YOUR HOUSEHOLD, YOU SHOULD CONTACT YOUR BANK, BROKER, OR OTHER NOMINEE RECORD HOLDER, OR YOU MAY CONTACT US AT THE ADDRESS AND TELEPHONE NUMBER SET OUT ABOVE.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         If a stockholder wants us to include a proposal in our proxy statement for presentation at our 2005 annual meeting of stockholders in accordance with Rule 14a-8 promulgated by the SEC under the Exchange Act, the proposal must be received by us no later than December 24, 2004. Such proposals should be directed to Celsion Corporation, 10220-L Old Columbia Road, Columbia, Maryland, 21046-1705,
Attention: Mr. John Mon, Secretary.

         A stockholder may also nominate directors or have other business brought before the 2005 annual meeting by submitting the nomination or proposal to us no later than December 24, 2004. The nomination or proposal must be delivered to our executive offices at 10220-L Old Columbia Road, Columbia, Maryland, 21046-2364, Attention: Mr. John Mon, Secretary. Any stockholder considering submitting a proposal for action at our 2005 annual meeting is directed to our Bylaws, which contain additional requirements as to submission of matters for stockholder action. Copies of the Bylaws may be obtained upon request to our Corporate Secretary.

                                 OTHER BUSINESS

         The Directors of the Company are not aware of any business to be acted upon at the Annual Meeting, other than described herein. It is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters are duly brought before the Annual Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                                 COMPANY REPORTS

              The Company's 2003 Annual Report on Form 10-K, which contains audited financial statements for that fiscal year is being sent to stockholders along with this Proxy Statement and is incorporated herein by reference.

               ADDITIONAL COPIES OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC (BUT EXCLUDING EXHIBITS), MAY BE OBTAINED WITHOUT CHARGE, UPON WRITTEN REQUEST DIRECTED TO THE CORPORATE SECRETARY, CELSION CORPORATION, 10220-L OLD COLUMBIA ROAD, COLUMBIA, MARYLAND 21046-2364.


                                   By Order of the Board of Directors



                                   John Mon
                                   Secretary


April 16, 2004

                                                                      APPENDIX A

                          AMENDED AND RESTATED CHARTER

                             OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               CELSION CORPORATION

         The Board of Directors (the "Board") of Celsion Corporation (the "Corporation") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.


I.  ROLE OF THE AUDIT COMMITTEE

         The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:


         A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

         B. To monitor the independence and performance of the Corporation's independent accountants; and

         C. To provide a means for open communication among the Corporation's independent accountants, financial and senior management, the internal audit department and the Board.

II.  COMPOSITION OF THE AUDIT COMMITTEE

         A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting and the members shall serve until the next such meeting or until their successors are designated by the Board.

         B. The Audit Committee shall consist of at least three members but no more than six members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. Committee members shall have basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market).

III.  MEETINGS OF THE AUDIT COMMITTEE

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.


IV.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

         The Audit Committee shall have the responsibility with respect to:

         A. The Corporation's Risks and Control Environment:

            o To discuss with the Corporation's management, independent accountants and internal audit department the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

            o To review and update periodically a code of ethical conduct and review the Corporation's procedures to enforce compliance with the code; and

            o To investigate any matter brought to its attention within the scope of its duties.

         B. The Corporation's Independent Accountants:

            o To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and recommend to the Board the engagement or replacement of the independent accountants;

            o To ensure that the Audit Committee receives annually from the Corporation's independent accountants a formal written report describing completely the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants;

            o To have a relationship with the independent accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the stockholders; and

            o To approve the fees and other compensation paid to the independent accountants.

         C. The Corporation's Financial Reporting Process:

            o To oversee the Corporation's selection of and major changes to its accounting policies;

            o To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by auditing standards to discuss with the Audit Committee, such as, any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

            o To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, when appropriate, the interim results before they are made public;

            o To review and discuss with the Corporation's financial management and independent accountants the Corporation's audited financial statements and, when appropriate, the Corporation's interim financial statements, before they are made public; and

            o To issue for public disclosure by the Corporation the report required by the rules of SEC.

         D. The Corporation's Internal Audit Process:

            o To review, assess and approve the charter for the internal audit department;

            o To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

            o To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special projects; and

            o To oversee the activities, organizational structure and qualifications of the internal audit department.

         E.   Other Matters

            o To review and update periodically this charter of the Audit Committee;

            o To review reports and any financial information submitted by the Corporation to a government body or the public;

            o To report to the Board the matters discussed at each meeting of the Audit Committee;

            o To keep an open line of communication with the financial and senior management, the internal audit department, the independent accountants and the Board; and

            o To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                                                      APPENDIX B




                               CELSION CORPORATION


                            2004 STOCK INCENTIVE PLAN










                        EFFECTIVE: ____________ __, 2004

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

1.   ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS............................B-1
2.   DEFINITIONS...........................................................B-1
3.   ADMINISTRATION........................................................B-2
     (a)   Procedure.......................................................B-2
     (b)   Secondary Committees and Sub-Plans..............................B-3
     (c)   Powers of the Committee.........................................B-3
     (d)   Limited Liability...............................................B-3
     (e)   Indemnification.................................................B-4
     (f)   Effect of Committee's Decision..................................B-4
     (g)   Apprising the Board.............................................B-4
4.   STOCK AVAILABLE UNDER THE PLAN; MAXIMUM AWARDS........................B-4
     (a)   Stock Available Under the Plan..................................B-4
     (b)   Maximum Awards to Covered Employees.............................B-4
5.   PARTICIPATION.........................................................B-4
6.   STOCK OPTIONS.........................................................B-4
     (a)   Grant of Option.................................................B-4
     (b)   Exercise Price..................................................B-4
     (c)   Payment.........................................................B-5
     (d)   Term of Options.................................................B-5
     (e)   Restrictions on Incentive Stock Options.........................B-5
     (f)   Other Terms and Conditions......................................B-5
7.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS...........................B-5
     (a)   In General......................................................B-5
     (b)   Vesting Conditions and Other Restrictions.......................B-5
     (c)   Stock Issuance and Stockholder Rights...........................B-5
8.   STOCK APPRECIATION RIGHTS.............................................B-6
     (a)   Award of Stock Appreciation Rights..............................B-6
     (b)   Restrictions of Tandem SARs.....................................B-6
     (c)   Amount of Payment upon Exercise of SARs.........................B-6
     (d)   Form of Payment upon Exercise of SARs...........................B-6
9.   PHANTOM STOCK.........................................................B-6
10.  PERFORMANCE AWARDS....................................................B-6
     (a)   In General......................................................B-6
     (b)   Covered Employee Targets........................................B-6
11.  WITHHOLDING AND REPORTING OF TAXES....................................B-7
12.  TRANSFERABILITY.......................................................B-7
13.  ADJUSTMENTS; BUSINESS COMBINATIONS....................................B-7
     (a)   Adjustments.....................................................B-7
     (b)   Change in Control...............................................B-7
     (c)   Dissolution and Liquidation.....................................B-7
     (d)   Other Adjustments...............................................B-7
14.  TERMINATION AND AMENDMENT.............................................B-8
     (a)   Amendment or Termination by the Board...........................B-8
     (b)   Amendments by the Committee.....................................B-8
     (c)   Approval of Grantees............................................B-8
15.  NON-GUARANTEE OF EMPLOYMENT...........................................B-8
16.  TERMINATION OF EMPLOYMENT.............................................B-8
17.  WRITTEN AGREEMENT.....................................................B-8
18.  NON-UNIFORM DETERMINATIONS............................................B-8
19.  LIMITATION ON BENEFITS................................................B-8
20.  LISTING AND REGISTRATION..............................................B-8
21.  COMPLIANCE WITH SECURITIES LAW........................................B-8
22.  NO TRUST OR FUND CREATED..............................................B-9
23.  NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS...........................B-9
24.  NO RESTRICTION OF CORPORATE ACTION....................................B-9
25.  GOVERNING LAW.........................................................B-9
26.  PLAN SUBJECT TO CHARTER AND BYLAWS....................................B-9
27.  EFFECTIVE DATE; TERMINATION DATE......................................B-9

                               CELSION CORPORATION

                            2004 STOCK INCENTIVE PLAN

1.       ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

         Celsion Corporation, a Delaware corporation (the Company) hereby establishes the Celsion Corporation 2004 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the "Company" by (i) providing incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

         The Plan permits the granting of Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, in each case as such term is defined below, and any combination of the foregoing.

2.       DEFINITIONS

         Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own directly or indirectly not less than fifty percent (50%) of such entity.

         (b) "Awards" shall mean Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock, and Performance Awards, and any combination of the foregoing.

         (c)      "Board" shall mean the Board of Directors of the Company.

         (d)      "Change in Control" shall mean:

                  (i) The consummation of an amalgamation, merger or consolidation of the Company with or into another entity or any other corporate reorganization of the Company, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such amalgamation, merger, consolidation or other reorganization (or, if applicable, more than fifty percent (50%) of the combined voting power of the ultimate parent company that directly or indirectly has beneficial ownership of the securities of such continuing or surviving entity) is not owned directly or indirectly by persons who were holders of the Company's then-outstanding voting securities immediately prior to such amalgamation, merger, consolidation or other reorganization;

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets to an entity that is not a Parent, a Subsidiary or an Affiliate of the Company;

                  (iii) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company's then-outstanding voting securities. For purposes of this subsection, the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude: (A) any Parent, Subsidiary or Affiliate of the Company, (B) any employee benefit plan (or related trust) sponsored or maintained by the Company, a Parent, or any Subsidiary or Affiliate, and (C) any underwriter temporarily holding securities pursuant to an offering of such securities; or

                  (iv) A change in the composition of the Board over a period of twenty four (24) consecutive months or less as a result of which individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual subsequently becoming a director whose election, or nomination for election by the Company's Stockholders, was approved by a vote of at least a majority of the directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

         (f) "Committee" shall mean the Board or a committee of the Board appointed pursuant to Section 3 of the Plan to administer the Plan.

         (g) "Committee Delegate" shall mean the Chief Executive Officer or other senior officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 3(b).

         (h) "Covered Employee" shall mean an employee of the Company or any Parent, Subsidiary or Affiliate who is subject to Code Section 162(m).

         (i) "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended and any rules or regulations promulgated thereunder.

         (j) "Fair Market Value" of the Stock for any purpose on a particular date shall mean:

                  (i) if the Stock is traded on a public securities exchange or a national automated quotation system, the closing price for Stock on the relevant date, or (if there were no sales on such date) the closing price on the nearest day before the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Committee; or

                  (ii) if the Stock is not traded on a public securities exchange or a national quotation system on such date, the price determined in a manner such as the Committee shall in good faith determine to be appropriate.

         (k) "Grant Agreement" shall mean a written agreement between the Company and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

         (l) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

         (m) "Incentive Stock Options" shall mean Stock options that meet the requirements of Code Section 422.

         (n) "Nonqualified Stock Options" shall mean Stock options that do not meet the requirements of Code Section 422.

         (o) "Parent" shall mean a company, whether now or hereafter existing, within the meaning of the definition of "parent company" provided in
Section 424(e) of the Code, or any successor thereto of similar import.

         (p) "Participant" shall mean a director, officer, employee or consultant of the Company, or any Parent, Subsidiary or Affiliate, who is granted an Award under the Plan.

         (q) "Performance Award" shall mean an Award under Section 10 hereof.

         (r) "Performance Measure" shall mean one or more of the following criteria, or such other operating objectives as it deems appropriate, selected by the Committee to measure performance of the Company or any Parent, Subsidiary or Affiliate or other business division of same for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Stock price; economic profit; economic value; total stockholder return; gross margins and costs. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, if so determined by the Committee and, in the case of a Performance Award to a Covered Employee, to the extent intended to meet the performance-based compensation exception under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

         (s) "Performance Period" means a period of not less than one year over which the achievement of targets for Performance Measures is determined.

         (t)      "Phantom Stock" shall mean Awards under Section 9.

         (u) "Restricted Stock" and "Restricted Stock Units" shall mean Awards under Section 7.

         (v) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

         (w) "Securities Act" shall mean the U.S. Securities Act of 1933, as amended and any rules or regulations promulgated thereunder.

         (x) "Stock" shall mean common stock of the Company, par value $0.01 per share.

         (y)      "Stock Appreciation Rights" shall mean Awards under Section 8.

         (z) "Subsidiary" and "Subsidiaries" shall mean only a company or companies, whether now or hereafter existing, within the meaning of the definition of "subsidiary company" provided in Section 424(f) of THE Code, or any successor thereto of similar import.

         (aa) "2001 Plan" shall mean the 2001 Celsion Corporation Stock Option Plan.

3.       ADMINISTRATION

         (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may delegate authority to a Committee to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Such Committee shall consist of not less than two (2) members of the Board each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule of similar import, and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

         Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

         The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

         (b) Secondary Committees and Sub-Plans. The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a "Committee" under the Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee. Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to the Chief Executive Officer and/or to other senior officers of the Company subject to such conditions and limitations as the Board or Committee shall prescribe. However, only the Committee described under Subsection 3(a) may designate and grant Awards to Participants who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. The Committee shall also have the power to establish sub-plans (which may be included as appendices to the Plan or the respective Grant Agreements), which may constitute separate programs, for the purpose of establishing programs which meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions. Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of the Plan.

         (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                  (i) determine the Participants to whom, and the time or times at which, Awards shall be granted,

                  (ii) determine the types of Awards to be granted,

                  (iii) determine the number of shares of Stock and/or amount of cash to be covered by or used for reference purposes for each Award,

                  (iv) impose such terms, limitations, vesting schedules, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award and the period, if any, following a grantee's termination of employment or service with the Company or any Parent, Subsidiary or Affiliate during which the Award shall remain exercisable,

                  (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially, adversely affect the grantee without the grantee's consent, or constitute a repricing of stock options without the consent of the holders of the Company's voting securities under
         (vi) below,

                  (vi) only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation or the rules of a national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Nonqualified Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism,

                  (vii) accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award,

                  (viii) establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period, and

                  (ix) permit the deferral of, or require a Participant to defer such Participant's receipt of, the delivery of Stock and/or cash under an Award that would otherwise be due to such Participant and establish rules and procedures for such payment deferrals.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary, desirable or appropriate in accordance with the Bylaws of the Company.

         (d) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee or a Committee Delegate shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

         (e) Indemnification. The members of the Board and Committee and any Committee Delegate shall be indemnified by the Company in respect of all their activities under the Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and Bylaws of the Company as in effect from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation and Bylaws, as a matter of law, or otherwise.

         (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee or a Committee Delegate on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's or Committee Delegate's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee of the Company, and their respective successors in interest.

         (g) Apprising the Board. The Committee will inform the Board regarding its activities under the Plan not less frequently than at each scheduled Board meeting and at such other times as the Board may request. .

4.       STOCK AVAILABLE UNDER THE PLAN; MAXIMUM AWARDS

         (a)      Stock Available Under the Plan.

                  (i) Subject to adjustments as provided in Section 13 of the Plan, the Stock that may be delivered or purchased or used for reference purposes (with respect to Stock Appreciation Rights, or Phantom Stock) with respect to Awards granted under the Plan, including with respect to Incentive Stock Options, shall not exceed an aggregate of ten million (10,000,000) shares of Stock, plus the number of shares of Stock available from the 2001 Plan as provided in Subsection 4(a)(ii) below. Stock available under the Plan may be, in any combination, authorized but unissued Stock, treasury Stock and Stock that is repurchased, in the market, and canceled by the Company. The Company shall reserve said number of shares of Stock for Awards under the Plan, subject to adjustments as provided in Section 13 of the Plan. If any Award, or portion of an Award, issued under the Plan, expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares of Stock without the delivery by the Company (or, in the case of Restricted Shares, without vesting) of Stock or other consideration, the Stock subject to such Award shall thereafter be available for further Awards under the Plan.

                  (ii) There shall be available for issuance under the Plan the sum of (A) the number of shares of Stock remaining available for issuance under the 2001 Plan at the effective date of this Plan, plus
         (B) shares of Stock subject to any stock options issued under the 2001 Plan to the extent such stock options subsequently expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled, without delivery of shares of Stock or other consideration to the holder.

         (b) Maximum Awards to Covered Employees. The maximum number of shares of Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to two million (2,000,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered or canceled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

5.       PARTICIPATION

         Participation in the Plan shall be open to all directors, officers, employees and consultants of the Company, or of any Parent, Subsidiary or Affiliate of the Company, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of Incentive Stock Options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company.

         Awards may be granted to such Participants and for or with respect to such number of shares of Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to a Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.       STOCK OPTIONS

         Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to Participants Awards of Nonqualified Stock Options and/or Incentive Stock Options. The stock option Awards granted shall be subject to the following terms and conditions.

         (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Company and the grantee, stating the number of shares of Stock subject to the stock option evidenced thereby, the exercise price and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

         (b) Exercise Price. The price per share payable upon the exercise of each stock option shall be determined by the Committee

         (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the Stock to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if provided in the Grant Agreement and permitted by applicable law, in shares of Stock which have been held by grantee for at least six (6) months, or a combination of cash and such Stock, or by such other means as the Committee may prescribe. The Fair Market Value of Stock delivered on exercise of stock options shall be determined as of the date of exercise.

         If the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Company to deliver the certificates for such purchased Stock directly to such brokerage firm.

         (d) Term of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the Stock certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any Stock represented by an outstanding stock option.

         (e) Restrictions on Incentive Stock Options. Incentive Stock Option Awards granted under the Plan shall comply in all respects with Code
Section 422 and, as such, shall meet the following additional requirements:

                  (i) Grant Date. An Incentive Stock Option must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Company's stockholders.

                  (ii) Exercise Price and Term. The exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date the stock option is granted and the term of the stock option shall not exceed ten
         (10) years. Also, the exercise price of any Incentive Stock Option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of Stock of the Company or any Parent or Subsidiary of the Company shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the grant date and the term of such stock option shall not exceed five (5) years.

                  (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of Stock of the Company with respect to which all Incentive Stock Options first become exercisable by any grantee in any calendar year under this or any other plan of the Company and its Parent and Subsidiaries may not exceed One Hundred Thousand Dollars ($100,000) or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such stock options to the extent of the Stock in excess of such limit shall be treated as Nonqualified Stock Options. In such case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

                  (iv) Grantee. Incentive Stock Options shall only be issued to employees of the Company or of a Parent, Subsidiary or Affiliate of the Company.

                  (v) Designation. No stock option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

                  (vi) Stockholder Approval. No stock option issued under the Plan shall be an Incentive Stock Option unless the Plan is approved by the stockholders of the Company within twelve (12) months of its adoption by the Board in accordance with the Bylaws of the Company and governing law relating to such matters.

         (f) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.       RESTRICTED STOCK AND RESTRICTED STOCK UNITS

         (a) In General. Subject to the other applicable provisions of the Plan and applicable law, the Committee may at any time and from time to time grant Restricted Stock or Restricted Stock Units to Participants, in such amounts and subject to such vesting conditions, other restrictions and conditions for removal of restrictions as it determines. Unless determined otherwise by the Committee, Participants receiving Restricted Stock or Restricted Stock Units are not required to pay the Company cash consideration therefor (except as may be required for applicable tax withholding).

         (b) Vesting Conditions and Other Restrictions. Each Award for Restricted Stock and Restricted Stock Units shall be evidenced by a Grant Agreement that specifies the applicable vesting conditions and other restrictions, if any, on such Award, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of the shares of Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any vesting or other restriction applicable to any Restricted Stock or Restricted Stock Units awarded to any grantee under the Plan.

         (c)      Stock Issuance and Stockholder Rights.

                  (i) Restricted Stock. Stock certificates with respect to Stock granted pursuant to a Restricted Stock Award shall be issued, and/or Stock shall be registered, at the time of grant of the Restricted Stock Award, subject to forfeiture if the Restricted Stock does not vest or other restrictions do not lapse. Any Stock certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award and the grantee may be required to deposit the certificates with the Company during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during the period of restriction following issuance of Restricted Stock certificates, the grantee shall have all of the rights of a holder of Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the Restricted Stock. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Restricted Stock to which such dividends or distributions relate.

                  (ii) Restricted Stock Units. Stock certificates for the shares of Stock subject to a Restricted Stock Unit shall be issued, and/or Stock shall be registered, upon vesting and lapse of any other restrictions with respect to the issuance of Stock under such Award. The grantee will not be entitled to vote such Stock or to any of the other rights of stockholders during the period prior to issuance of the certificates for such Stock and/or the registration of the Stock. An Award of Restricted Stock Units may provide the Participant with the right to receive amounts equivalent to dividends and distributions paid with respect to Stock subject to the Award while the Award is outstanding, which payments may, in the Committee's discretion, either be made currently or credited to an account for the Participant, and may be settled in cash or Stock, all as determined by the Committee. Unless otherwise determined by the Committee with respect to a particular Award, each outstanding Restricted Stock Unit shall accrue such dividend equivalents, deferred as equivalent amounts of additional Restricted Stock Units, which amounts will be paid only when and if the Restricted Stock Unit (on which such dividend equivalents were accrued) vests and becomes payable. To the extent that a Restricted Stock Unit does not vest or is otherwise forfeited, any accrued and unpaid dividend equivalents shall be forfeited.

8.       STOCK APPRECIATION RIGHTS

         (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant Stock Appreciation Rights ("SARs") to Participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding Incentive Stock Option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Company and the grantee, stating the number of shares of Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any Stock represented by a SAR.

         (b) Restrictions of Tandem SARs. No Incentive Stock Option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Incentive Stock Option is greater than the exercise price for such Incentive Stock Option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

         (c) Amount of Payment upon Exercise of SARs. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the base price per share of Stock specified in the Grant Agreement, times (ii) the number of shares of Stock specified by the SAR, or portion thereof, that is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

         (d) Form of Payment upon Exercise of SARs. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Stock, the number of shares of Stock shall be determined by dividing such portion by the Fair Market Value of a share of Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

9.       PHANTOM STOCK

         The grant of Phantom Stock shall be evidenced by a Grant Agreement, executed by the Company and the grantee, that incorporates the terms of the Plan and states the number of shares of Phantom Stock evidenced thereby and the terms and conditions of such Phantom Stock in such form as the Committee may from time to time determine. Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. Each share of Phantom Stock shall represent the value of one share of Stock. Phantom Stock shall become payable in whole or in part in such form, at such time or times and pursuant to such conditions in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares represented by Phantom Stock as a result of the grant of Phantom Stock to the grantee. Phantom Stock may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine desirable or appropriate from time to time.

10.      PERFORMANCE AWARDS

         (a) In General. The Committee, in its discretion, may establish targets for Performance Measures for selected Participants and authorize the granting, vesting, payment and/or delivery of Performance Awards in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, and/or Phantom Stock to such Participants upon achievement of such targets for Performance Measures during a Performance Period. The Committee, in its discretion, shall determine the Participants eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

         (b)      Covered Employee Targets. After the Company is subject to Code
Section 162(m), in connection with any Performance Awards granted to a Covered Employee that are intended to meet the performance-based compensation exception under Code Section 162(m), the Committee shall (i) establish in the applicable Grant Agreement the specific targets relative to the Performance Measures which must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Grant Agreement the method for computing the portion of the Performance Award which shall be granted, vested, paid and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period and prior to any such grant, vesting, payment or delivery certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing the portion of such Performance Award which shall be granted, vested, paid or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain. In interpreting Plan provisions applicable to Performance Measures and Performance Awards that are intended to meet the performance-based compensation exception under Code Section 162(m), it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting the Plan shall be guided by such provisions.

11.      WITHHOLDING AND REPORTING OF TAXES

         The Company may require, as a condition to the grant of any Award under the Plan, vesting or exercise pursuant to such Award or to the delivery of certificates for shares of Stock issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement, that the grantee pay to the Company, in cash or, if approved by the Company, in Stock, including Stock acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind or any applicable taxes or other required withholding of any other jurisdiction required by law to be withheld with respect to the grant, vesting, exercise or payment of or under any Award under the Plan or a Grant Agreement, or to retain or sell a sufficient number of the shares of Stock to be issued to such grantee to cover any such taxes. The Company or any Parent, Subsidiary or Affiliate shall comply with any applicable tax reporting requirements of any jurisdiction imposed on it by law with respect to the granting, vesting, exercise and/or payment of Awards.

12.      TRANSFERABILITY

         No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative. Notwithstanding the foregoing, an Award other than an Incentive Stock Option may, in the Committee's sole discretion, be transferable by gift or domestic relations order to (i) the grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, "Family Members"), (ii) a Company, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee.

13.      ADJUSTMENTS; BUSINESS COMBINATIONS

         (a) Adjustments. In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters that relate to Awards and that are affected by the changes in the shares referred to above.

         (b) Change in Control. In the event of any proposed Change in Control under Section 2(d)(i), (ii) or (iii), the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Stock of the Company, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the Award.

         (c) Dissolution and Liquidation. In the event the Company dissolves and liquidates (other than pursuant to a plan of amalgamation, merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award: (i) each grantee shall have the right to exercise his stock option, Stock Appreciation Right, or Phantom Stock or to require delivery of Stock certificates, and/or registration of the Stock, representing any such Restricted Stock or Restricted Stock Unit Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, Stock Appreciation Right, Phantom Stock, Restricted Stock or Restricted Stock Unit Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option, Stock Appreciation Right or Phantom Stock not so exercised, canceled or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock or Restricted Stock Units as to which there has not been such delivery of Stock certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the grantee's rights with respect to his outstanding Award.

         (d) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding paragraphs of this Section 13) affecting the Company, or the financial statements of the Company or any Parent, Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         Except as hereinbefore expressly provided, issuance by the Company of stock of any class or securities convertible into stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock subject to Awards.

14.      TERMINATION AND AMENDMENT

         (a) Amendment or Termination by the Board. The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or national automated quotation system upon which the Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to the Plan).

         (b) Amendments by the Committee. The Committee shall be authorized to make minor or administrative amendments to the Plan as well as amendments to the Plan that may be dictated by requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws. The Committee may amend any outstanding Award in any manner as provided in
Section 3(c) and to the extent that the Committee would have had the authority to make such Award as so amended.

         (c) Approval of Grantees. No amendment to the Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under the Plan without the approval of the grantee.

15.      NON-GUARANTEE OF EMPLOYMENT

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Company or any Parent, Subsidiary or Affiliate or shall interfere in any way with the right of the Company or any Parent, Subsidiary or Affiliate to terminate an employee at any time.

16.      TERMINATION OF EMPLOYMENT

         For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Company and the Company's Parent, Subsidiaries or Affiliates shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence that is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

17.      WRITTEN AGREEMENT

         Each Grant Agreement entered into between the Company and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

18.      NON-UNIFORM DETERMINATIONS

         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

19.      LIMITATION ON BENEFITS

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

20.      LISTING AND REGISTRATION

         If the Company determines that the listing, registration or qualification of Stock subject to any Award upon any securities exchange or listing or quotation system established by the National Association of Securities Dealers, Inc. or under any law is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Stock thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Company.

21.      COMPLIANCE WITH SECURITIES LAW

         The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any Stock certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a grantee submit other written representations that will permit the Company to comply with applicable federal and state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The

Company may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. Any Stock certificates for shares issued pursuant to this Plan may bear a legend restricting transferability of the Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable securities laws of the states of the U.S. The Company may notify its transfer agent to stop any transfer of Stock not made in compliance with these restrictions. Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of Stock certificates for such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any national securities exchange or Nasdaq System upon which the Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance to the extent such approval is sought by the Committee.

22.      NO TRUST OR FUND CREATED

         Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

23.      NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS

         Nothing contained in the Plan shall prevent the Company or any Parent, Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases), including without limitation the granting of stock options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights or Phantom Stock Units otherwise than under the Plan.

24.      NO RESTRICTION OF CORPORATE ACTION

         Nothing contained in the Plan shall be construed to limit or impair the power of the Company or any Parent, Subsidiary or Affiliate to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure, or to amalgamate, merge or consolidate, liquidate, sell or transfer all or any part of its business or assets or, except as otherwise provided herein, or in a Grant Agreement, to take other actions which it deems to be necessary or appropriate. No employee, beneficiary or other person shall have any claim against the Company or any Parent, Subsidiary or Affiliate as a result of such action.

25.      GOVERNING LAW

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined in accordance with applicable federal laws and the laws of the State of Maryland. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or local courts of the State of Maryland, to resolve any and all issues that may arise out of or relate to the Plan or any related Grant Agreement.

26.      PLAN SUBJECT TO CHARTER AND BYLAWS

         This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be in effect from time to time.

27.      EFFECTIVE DATE; TERMINATION DATE

         The Plan is effective as of the date on which the Plan is approved by the stockholders of the Company. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth (10th) anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:                 February 27, 2004
                            ----------------------------------------------------

Date Approved by the Stockholders:
                                   ---------------------------------------------

                                   PROXY CARD
             IN CONNECTION WITH 2004 ANNUAL MEETING OF STOCKHOLDERS

                               CELSION CORPORATION
                            10220-L OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-2364

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS OF CELSION CORPORATION

              The undersigned stockholder of CELSION CORPORATION (the "Company") hereby appoints Augustine Y. Cheung and John Mon, and each of them, as lawful attorneys and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the Common Stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, at the Annual Meeting of the Stockholders of the Company to be held at ten o'clock AM local time on Tuesday, May 25, 2004, at the Sheraton Hotel, Columbia Maryland, 10207 Wincopin Circle, Columbia, Maryland 21044, or at any adjournment, postponement or rescheduling thereof (collectively, the "Annual Meeting"). The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Annual Meeting and acknowledges receipt of Notice of the Annual Meeting and the Proxy Statement in connection therewith.

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

   [ ]  FOR  all nominees listed below            [ ]  WITHHOLD AUTHORITY for
        (except as marked to the contrary below)       all nominees listed below

       Nominees: Dr. Augustine Y. Cheung, Dr. Max E. Link, Dr. Kris Venkat

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, STRIKE THROUGH THE NOMINEE'S NAME LISTED ABOVE. TO WITHHOLD AUTHORITY AS TO ALL NOMINEES, CHECK THE APPROPRIATE BOX SET FORTH ABOVE.

PROPOSAL NO. 2:  TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF
                 THE COMPANY, AS AMENDED TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 50,000,000, FROM 200,000,000 TO 250,000,000.

                          FOR           AGAINST          ABSTAIN
                          [  ]            [  ]             [  ]

PROPOSAL NO. 3:  TO APPROVE THE CELSION CORPORATION 2004 STOCK INCENTIVE PLAN.

                          FOR           AGAINST          ABSTAIN
                          [  ]            [  ]             [  ]

PROPOSAL NO. 4:  TO RATIFY THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT
                 PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                          FOR           AGAINST          ABSTAIN
                          [  ]            [  ]             [  ]

DISCRETIONARY AUTHORITY:

              In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "IN FAVOR" OF EACH OF THE DIRECTORS NAMED IN PROPOSAL NO. 1, "IN FAVOR" OF PROPOSAL NO. 2, "IN FAVOR" OF PROPOSAL NO. 3, "IN FAVOR" OF PROPOSAL NO. 4 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.



--------------                      -----------------------------------
Date                                Signature of Owner

                                    -----------------------------------
                                    Additional Signature of Joint Owner (if any)

    If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

    TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY--NO BOXES NEED BE CHECKED.

CELSION                            VOTE BY INTERNET--www.proxyvote.com
[LOGO]CELSION CORPORATION          Use the Internet to transmit your voting
                                   instructions and for election and delivery
                                   information up until 11:59 P.M. Eastern Time
                                   the day before the cut-off date or meeting
10220-L OLD COLUMBIA ROAD          date. Have your proxy card in hand when you
COLUMBIA, MARYLAND, 21046-2364     access the web site. You will be prompted to
                                   enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

                                   VOTE BY PHONE--1-800-690-6903
                                   Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number, which is located below, and then follow the simple instructions the Voice Vote provides you.

                                   VOTE BY MAIL
                                   Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Celsion Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.